united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)(Zip code)

Zachary P. Richmond

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	12/31

Date of reporting period:	12/31/18

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report December 31, 2018

CDGCX	Crawford Dividend Growth Fund Class C

CDGIX	Crawford Dividend Growth Fund Class I

CDOCX	Crawford Dividend Opportunity Fund Class C

CDOFX	Crawford Dividend Opportunity Fund Class I

CMALX	Crawford Multi-Asset Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (800) 431-1716. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

For a prospectus and more information, including charges and expenses call 1-800-431-1716. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, LLC
9465 Counselors Row, Suite 200, Indianapolis, IN 46240

Member FINRA/SIPC

Fund Investment Adviser: Crawford Investment Counsel, Inc. 600 Galleria Parkway SE, Suite 1650 Atlanta, Georgia 30339 www.CrawfordInvestmentFunds.com

MANAGEMENT DISCUSSION OF FUND PERFORMANCE – (Unaudited)

At Crawford Investment Counsel we believe that within an uncertain investment landscape many market participants continuously underestimate the potential range of investment outcomes. In an effort to overcome some of the inherent uncertainty of investing, we focus our investment approach on high-quality companies with the belief that quality characteristics enhance visibility and predictability of the portfolio, which reduces the potential range of investment outcomes.

Dividends are an important part of our investment philosophy and process. Dividends represent a key component of total return over time, and a consistent and growing dividend often demonstrates a company’s ability to generate a sustainable and growing cash flow stream. We believe quality and dividends are inexorably linked, and we look to a company’s dividend history as an initial indicator of quality.

In our view, the success or failure of any investment is primarily determined by two attributes:

1.

Fundamental growth in intrinsic value of a business: Our focus on high quality companies increases the likelihood that fundamental progress of the company will be achieved year after year, continually enhancing intrinsic value in the process.

2.	Valuation at time of investment: Our value orientation and price sensitivity reflect the belief that valuation is an important component of both return and risk of any investment.

Investment Process Goals:

●	Identify high quality companies with a positively skewed risk/reward trade-off
●	Invest when short term business or market considerations impair valuation
●	Allow the company’s fundamental progress, valuation improvement and dividend stream to contribute to the total investment return over a longer-term time horizon.

2018 concluded with the worst December in decades for stock investors. Despite strong earnings from corporate America, stocks were negative across the board. Volatility returned to the market and, as expected, the quality bias was helpful as risk increased.

Dividend Growth Fund:

For the fiscal year ended December 31, 2018, the Crawford Dividend Growth Fund (“Dividend Growth Fund”) Class I Shares and Class C Shares produced total returns of -3.97% and -4.84%, respectively. This compares to total returns of -8.27% for the Fund’s primary benchmark, the Russell 1000 Value Index and -4.38% for the Fund’s secondary benchmark, the S&P 500 Index, for the same period. The Fund’s defensive characteristics and quality bias contributed positively to relative performance. As expected, the influence of quality became increasingly important as volatility increased. The strategy maintains a high quality orientation so the fund is overweight higher quality stocks. Not only was the fund overweight quality, but stock selection within higher quality companies was good on a relative basis. The best performing sector was Healthcare, followed by Information Technology. The two worst performing sectors were Energy and Financials. The Dividend Growth Fund’s continued emphasis on investing in consistent and predictable businesses was rewarded with good relative results in a difficult period for the market averages. The adviser believes the portfolio is well positioned to obtain attractive, long-term, risk adjusted returns.

1

MANAGEMENT DISCUSSION OF FUND PERFORMANCE – (Unaudited) (continued)

Dividend Opportunity Fund:

Small capitalization equities declined for the year after a very difficult fourth quarter. For the fiscal year ended December 31, 2018, the Crawford Dividend Opportunity Fund (“Dividend Opportunity Fund”) Class I Shares and Class C Shares produced total returns of -7.64% and -8.58%, respectively. This compares to a total return of -11.01% for the Russell 2000 Index, for the same period. During the year, the Fund’s quality bias helped preserve capital. Stock selection was a big factor in relative returns, and sector allocations modestly added to performance. On an absolute and relative basis, stock selection within Healthcare contributed to performance. On a relative basis, stock selection within Industrials, Energy and Consumer Discretionary also helped performance. The best sectors were Healthcare and Consumer Discretionary. Energy, Materials, and Communications Services were the worst sectors. The adviser believes the Fund’s quality focused, bottom up investment process aligns well with the objectives of the Fund.

Multi-Asset Income Fund:

The Crawford Multi-Asset Income Fund (“Multi-Asset Income Fund”) returned -4.86% in 2018. This compares to a total return of -5.27% for the NASDAQ U.S. Multi-Asset Diversified Income Index, for the same period. The Fund performance was roughly in-line with the primary benchmark, and each was impacted by declines in both the stock market and corporate bond market in 2018. Within the portfolio, energy infrastructure, regional banks and variable rate corporate bonds most negatively impacted performance, as our holdings adjusted to lower energy prices and lower expectations for interest rates. Utilities, Telecommunications shares, and preferred shares most positively impacted performance, as relative safe-havens outperformed. While total returns are measured on a regular basis, the strategy’s over-riding objective is the generation of current income. The Advisor believes that the income-producing ability of the portfolio is intact and will continue to serve shareholders well in 2019.

2

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns (a) (for the periods ended December 31, 2018)
	Crawford Dividend Growth Fund
	Class I	Class C (b)	Russell 1000® Value Index (c)	S&P 500® Index (c)
One Year	-3.97%	-4.84%	-8.27%	-4.38%
Five Year	5.01%	3.98%	5.95%	8.49%
Ten Year	9.20%	8.17%	11.18%	13.12%
	Expense Ratios (d)
	Class I	Class C
Gross	1.07%	2.07%
With Applicable Waivers	0.98%	1.98%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

(a)

The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(b)	Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed within one year of purchase and an annual 12b-1 fee of 1.00%.

(c)

The Russell 1000® Value Index and the S&P 500® Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)

The expense ratios are from the Fund’s prospectus dated April 30, 2018. Crawford Investment Counsel, Inc. (the "Adviser") contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.98% through April 30, 2019. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver or reimbursement is subject to recoupment by the Adviser in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement, whichever is less. Additional information pertaining to the Fund’s expense ratios as of December 31, 2018 can be found in the financial highlights.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

3

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on December 31, 2008 and held through December 31, 2018. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

4

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns (a) (for the periods ended December 31, 2018)
	Crawford Dividend Opportunity Fund
	Class I	Class C (b)	Russell 2000® Index (c)
One Year	-7.64%	-8.58%	-11.01%
Five Year	6.71%	N/A	4.41%
Since Inception (9/26/12)	11.15%	N/A	9.47%
Since Inception (4/29/15)	N/A	5.04%	3.60%
	Expense Ratios (d)
	Class I	Class C
Gross	1.23%	2.23%
With Applicable Waivers	1.05%	2.05%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

(a)

The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(b)	Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed within one year of purchase and an annual 12b-1 fee of 1.00%.

(c)

The Russell 2000® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)

The expense ratios are from the Fund’s prospectus dated April 30, 2018. Crawford Investment Counsel, Inc. (the "Adviser") contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.05% through April 30, 2019. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver or reimbursement is subject to recoupment by the Adviser in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement, whichever is less. Additional information pertaining to the Fund’s expense ratios as of December 31, 2018 can be found in the financial highlights.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

5

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on September 26, 2012 (commencement of operations) and held through December 31, 2018. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Russell 2000® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

6

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns (a) (For the periods ended December 31, 2018)
	Crawford Multi-Asset Income Fund	NASDAQ US Multi-Asset Diversified Income IndexSM (b)
One Year	-4.86%	-5.27%
Since Inception (9/12/17)	-3.65%	2.93%
	Expense Ratios (c)
Gross	2.63%
With Applicable Waivers	1.17%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

(a)

The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share. Total returns for less than one year are not annualized.

(b)

The NASDAQ US Multi-Asset Diversified Income IndexSM is designed to provide exposure to multiple asset segments, each selected to result in a consistent and high yield. The index is comprised of securities classified as U.S. equities, U.S. Real Estate Investment Trusts, U.S. preferred securities, U.S. Master Limited Partnerships, and a high-yield corporate debt Exchange Traded Fund and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios, which include acquired fund fees and expenses of 0.17%, are from the Fund’s prospectus dated April 30, 2018. Crawford Investment Counsel, Inc. (the "Adviser") contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.00% through April 30, 2021. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver or reimbursement is subject to recoupment by the Adviser in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement, whichever is less. Additional information pertaining to the Fund’s expense ratios (not including acquired fund fees and expenses) as of December 31, 2018 can be found in the financial highlights.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

7

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on September 12, 2017 (commencement of operations) and held through December 31, 2018. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The NASDAQ US Multi-Asset Diversified Income IndexSM is designed to provide exposure to multiple asset segments, each selected to result in a consistent and high yield. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

8

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Crawford Dividend Growth Fund is total return. Total return is comprised of both capital appreciation and income. Under normal circumstances, the Crawford Dividend Growth Fund will invest at least 80% of its assets in securities of companies that pay regular dividends.

[1]	As a percentage of net assets.

The investment objective of the Crawford Dividend Opportunity Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. Total return is comprised of both capital appreciation and income.

9

FUND HOLDINGS – (Unaudited) (continued

[1]	As a percentage of net assets.

The investment objective of the Crawford Multi-Asset Income Fund is to provide current income.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov.

10

CRAWFORD DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS

December 31, 2018

COMMON STOCKS — 99.43%	Shares	Fair Value

Communication Services — 5.18%
AT&T, Inc.	24,480	$698,659
Omnicom Group, Inc.	19,910	1,458,209
		2,156,868
Consumer Discretionary — 5.76%
Gentex Corporation	12,500	252,625
Genuine Parts Company	13,040	1,252,101
Home Depot, Inc. (The)	5,200	893,464
		2,398,190
Consumer Staples — 9.05%
Coca-Cola Company (The)	19,000	899,650
McCormick & Company, Inc.	4,000	556,960
Philip Morris International, Inc.	6,750	450,630
Procter & Gamble Company (The)	13,690	1,258,385
Walmart, Inc.	6,500	605,475
		3,771,100
Energy — 6.60%
Chevron Corporation	11,500	1,251,085
Royal Dutch Shell plc, Class A - ADR	16,750	976,023
Total S.A. - ADR	10,000	521,800
		2,748,908
Financials — 24.27%
American Express Company	15,000	1,429,800
BlackRock, Inc.	2,500	982,050
Chubb Ltd.	6,000	775,080
Cullen/Frost Bankers, Inc.	12,500	1,099,249
M&T Bank Corporation	7,500	1,073,475
MetLife, Inc.	18,000	739,080
Northern Trust Corporation	9,820	820,854
People's United Financial, Inc.	72,500	1,046,175
S&P Global, Inc.	3,500	594,790
Willis Towers Watson plc	10,188	1,547,149
		10,107,702
Health Care — 15.49%
AstraZeneca plc - ADR	20,000	759,600
Cardinal Health, Inc.	14,530	648,038
Johnson & Johnson	13,140	1,695,717
Medtronic plc	13,500	1,227,960

See accompanying notes which are an integral part of these financial statements.

11

CRAWFORD DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS – (continued)

December 31, 2018

COMMON STOCKS — 99.43% (continued)	Shares	Fair Value

Health Care — 15.49% (continued)
Merck & Company, Inc.	24,670	$1,885,035
Stryker Corporation	1,500	235,125
		6,451,475
Industrials — 13.50%
3M Company	4,250	809,795
Honeywell International, Inc.	9,350	1,235,322
Hubbell, Inc.	8,940	888,100
Johnson Controls International plc	26,300	779,795
United Parcel Service, Inc., Class B	13,430	1,309,828
United Technologies Corporation	3,000	319,440
W.W. Grainger, Inc.	1,000	282,360
		5,624,640
Information Technology — 18.56%
Accenture plc, Class A	9,100	1,283,191
Microsoft Corporation	27,120	2,754,578
Paychex, Inc.	15,250	993,538
SAP SE - ADR	8,000	796,400
Texas Instruments, Inc.	20,150	1,904,175
		7,731,882
Utilities — 1.02%
Evergy, Inc.	7,500	425,775

Total Common Stocks (Cost $30,167,889)		41,416,540

MONEY MARKET FUNDS — 0.30%
Federated Treasury Obligations Fund, Institutional Shares, 2.34%(a)	126,420	126,420

Total Money Market Funds (Cost $126,420)		126,420
Total Investments — 99.73% (Cost $30,294,309)		41,542,960
Other Assets in Excess of Liabilities — 0.27%		110,561
NET ASSETS — 100.00%		$41,653,521

(a)	Rate disclosed is the seven day effective yield as of December 31, 2018.

ADR	- American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® ("GICS"). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.
12

CRAWFORD DIVIDEND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS

December 31, 2018

COMMON STOCKS — 96.18%	Shares	Fair Value

Communication Services — 1.31%
John Wiley & Sons, Inc., Class A	49,700	$2,334,409

Consumer Discretionary — 10.70%
Carter's, Inc.	16,500	1,346,730
Choice Hotels International, Inc.	51,000	3,650,580
Core-Mark Holding Company, Inc.	75,043	1,744,750
Cracker Barrel Old Country Store, Inc.	17,405	2,782,363
Leggett & Platt, Inc.	75,843	2,718,213
Monro, Inc.	48,634	3,343,588
Wolverine World Wide, Inc.	110,600	3,527,034
		19,113,258
Consumer Staples — 5.92%
Casey's General Stores, Inc.	20,560	2,634,558
Flowers Foods, Inc.	148,776	2,747,893
Nu Skin Enterprises, Inc., Class A	43,904	2,692,632
PriceSmart, Inc.	42,356	2,503,240
		10,578,323
Energy — 2.18%
Cameco Corporation	109,000	1,237,150
SM Energy Company	171,213	2,650,377
		3,887,527
Financials — 19.08%
Ares Management Corp.	49,500	880,110
BancFirst Corporation	65,962	3,291,504
Brown & Brown, Inc.	67,320	1,855,339
Bryn Mawr Bank Corporation	99,193	3,412,239
First of Long Island Corporation (The)	111,217	2,218,779
Glacier Bancorp, Inc.	53,977	2,138,569
Granite Point Mortgage Trust, Inc.	48,068	866,666
Hanover Insurance Group, Inc. (The)	19,900	2,323,723
Lazard Ltd., Class A	66,122	2,440,563
Old Republic International Corporation	127,978	2,632,508
South State Corporation	37,816	2,267,069
Sterling Bancorp	203,820	3,365,068
Trico Bancshares	105,202	3,554,776
Valley National Bancorp	320,456	2,845,649
		34,092,562

See accompanying notes which are an integral part of these financial statements.
13

CRAWFORD DIVIDEND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS – (continued)

December 31, 2018

COMMON STOCKS — 96.18% (continued)	Shares	Fair Value

Health Care — 9.88%
Atrion Corporation	5,903	$4,374,595
Computer Programs & Systems, Inc.	113,572	2,850,657
Psychemedics Corporation	255,720	4,058,276
Simulations Plus, Inc.	230,181	4,580,602
U.S. Physical Therapy, Inc.	17,542	1,795,424
		17,659,554
Industrials — 19.56%
ESCO Technologies, Inc.	64,409	4,247,773
Franklin Electric Company, Inc.	78,120	3,349,786
Healthcare Services Group, Inc.	50,702	2,037,206
Hexcel Corporation	37,620	2,157,131
Hubbell, Inc.	5,000	496,700
Kaman Corporation	33,300	1,867,797
Landstar System, Inc.	30,618	2,929,224
MSA Safety, Inc.	19,629	1,850,426
MSC Industrial Direct Company, Inc., Class A	35,500	2,730,660
Mueller Water Products, Inc., Series A	385,112	3,504,519
Valmont Industries, Inc.	22,641	2,512,019
Watsco, Inc.	21,128	2,939,750
Woodward, Inc.	58,530	4,348,193
		34,971,184
Information Technology — 18.67%
American Software, Inc., Class A	301,482	3,150,487
Avnet, Inc.	110,804	4,000,025
Brooks Automation, Inc.	122,274	3,201,133
Cass Information Systems, Inc.	68,171	3,607,620
Littelfuse, Inc.	21,735	3,727,118
LogMeIn, Inc.	22,100	1,802,697
Mesa Laboratories, Inc.	8,915	1,857,797
MTS Systems Corporation	59,923	2,404,710
National Instruments Corporation	67,309	3,054,482
Power Integrations, Inc.	58,598	3,573,306
TESSCO Technologies, Inc.	248,017	2,976,204
		33,355,579
Materials — 2.50%
Compass Minerals International, Inc.	45,705	1,905,441
HB Fuller Company	60,014	2,560,798
		4,466,239

See accompanying notes which are an integral part of these financial statements.
14

CRAWFORD DIVIDEND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS – (continued)

December 31, 2018

COMMON STOCKS — 96.18% (continued)	Shares	Fair Value

Real Estate — 5.44%
CatchMark Timber Trust, Inc., Class A	83,395	$592,105
CoreSite Realty Corporation	41,426	3,613,589
Empire State Realty Trust, Inc., Class A	122,500	1,743,175
EPR Properties	19,444	1,244,999
Physicians Realty Trust	110,784	1,775,868
Piedmont Office Realty Trust, Inc., Class A	43,900	748,056
		9,717,792
Utilities — 0.94%
South Jersey Industries, Inc.	60,577	1,684,041

Total Common Stocks (Cost $161,685,740)		171,860,468

MONEY MARKET FUNDS — 3.90%
Federated Treasury Obligations Fund, Institutional Shares, 2.34%(a)	6,963,528	6,963,528

Total Money Market Funds (Cost $6,963,528)		6,963,528
Total Investments — 100.08% (Cost $168,649,268)		178,823,996
Liabilities in Excess of Other Assets — (0.08)%		(137,650)
NET ASSETS — 100.00%		$178,686,346

(a)	Rate disclosed is the seven day effective yield as of December 31, 2018.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® ("GICS"). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.
15

CRAWFORD MULTI-ASSET INCOME FUND
SCHEDULE OF INVESTMENTS

December 31, 2018

COMMON STOCKS — 46.68%	Shares	Fair Value

Communication Services — 5.69%
AT&T, Inc.	38,300	$1,093,081
BCE, Inc.	26,950	1,065,334
Verizon Communications, Inc.	13,140	738,731
		2,897,146
Consumer Staples — 2.40%
Philip Morris International, Inc.	18,330	1,223,711

Energy — 12.21%
Kinder Morgan, Inc.	92,960	1,429,725
ONEOK, Inc.	23,680	1,277,536
Plains GP Holdings LP, Class A	62,110	1,248,411
Royal Dutch Shell plc, Class A - ADR	24,840	1,447,426
Williams Companies, Inc. (The)	36,930	814,307
		6,217,405
Financials — 12.70%
Granite Point Mortgage Trust, Inc.	73,330	1,322,141
MetLife, Inc.	10,650	437,289
MFA Financial, Inc.	148,230	990,176
PacWest Bancorp	9,790	325,811
People's United Financial, Inc.	90,060	1,299,567
Two Harbors Investment Corporation	66,870	858,611
Valley National Bancorp	138,530	1,230,146
		6,463,741
Health Care — 2.47%
GlaxoSmithKline plc - ADR	32,940	1,258,637

Information Technology — 0.87%
American Software, Inc., Class A	24,400	254,980
TESSCO Technologies, Inc.	15,700	188,400
		443,380
Real Estate — 6.72%
CatchMark Timber Trust, Inc., Class A	83,350	591,785
CoreSite Realty Corporation	11,050	963,892
Lamar Advertising Company, Class A	6,680	462,122
Physicians Realty Trust	87,550	1,403,426
		3,421,225

See accompanying notes which are an integral part of these financial statements.
16

CRAWFORD MULTI-ASSET INCOME FUND
SCHEDULE OF INVESTMENTS – (continued)

December 31, 2018

COMMON STOCKS — 46.68% (continued)	Shares	Fair Value

Utilities — 3.62%
Dominion Energy, Inc.	15,530	$1,109,774
Duke Energy Corporation	8,520	735,276
		1,845,050
Total Common Stocks (Cost $27,485,823)		23,770,295

CONVERTIBLE PREFERRED STOCKS — 4.86%

Real Estate — 4.86%
Crown Castle International Corp., Series A, 6.88%	1,465	1,541,547
EPR Properties, Series E, 9.00%	27,430	932,620
Total Convertible Preferred Stocks (Cost $2,508,700)		2,474,167

PREFERRED STOCKS — 23.80%

Financials — 15.01%
Annaly Capital Management, Inc., Series F, 6.95%	52,640	1,303,366
Charles Schwab Corporation/The, Series D, 5.95%	51,250	1,281,250
Invesco Mortgage Capital, Inc., Series A, 7.75%	14,700	359,121
Invesco Mortgage Capital, Inc., Series C, 7.50%	43,500	1,063,140
State Street Corp., Series G, 5.35%	53,650	1,281,162
Two Harbors Investment Corporation, Series B, 7.63%	41,920	1,040,454
Wells Fargo & Company, Series L, 7.50%	1,040	1,312,449
		2,967,898
Real Estate — 5.82%
Monmouth Real Estate Investment Corp., Series C, 6.13%	56,890	1,293,679
Public Storage, Series V, 5.38%	17,977	406,280
VEREIT, Inc., Series F, 6.70%	53,590	1,267,939
		2,967,898
Utilities — 2.97%
Nisource, Inc., Series B, 6.50%	52,650	1,318,356
SCE Trust II, 5.10%	10,000	192,800
		1,511,156
Total Preferred Stocks (Cost $12,775,179)		12,119,996

See accompanying notes which are an integral part of these financial statements.
17

CRAWFORD MULTI-ASSET INCOME FUND
SCHEDULE OF INVESTMENTS – (continued)

December 31, 2018

CORPORATE BONDS — 20.51%	Principal Amount/ Shares	Fair Value

Communication Services — 2.69%
AT&T, Inc., 3.40%, 5/15/2025	$1,452,000	$1,369,206

Energy — 3.41%
Plains All American Pipeline, L.P., 4.65%, 10/15/2025	977,000	962,204
Pride International LLC, 7.88%, 8/15/2040	1,036,000	771,820
		1,734,024
Financials — 2.94%
American Express Company, 5.20%, Perpetual Maturity	1,517,000	1,496,141

Health Care — 2.59%
Allergan Funding SCS, 3.80%, 3/15/2025	1,348,000	1,317,747

Information Technology — 0.31%
Analog Devices, Inc., 5.30%, 12/15/2045	150,000	158,363

Utilities — 8.57%
Southern Company (The), Series B, 5.50%, 3/15/2057	1,415,000	1,362,032
PPL Capital Funding, Inc., Series A, 5.47%, 3/30/2067 (3MO LIBOR + 266.50bps)(a)	1,740,000	1,513,800
WEC Energy Group, Inc., 4.73%, 5/15/2067 (3MO LIBOR +211.25bps)(a)	1,820,000	1,494,056
		4,369,888
Total Corporate Bonds (Cost $11,383,863)		10,445,369

MONEY MARKET FUNDS — 3.64%
Federated Treasury Obligations Fund, Institutional Shares, 2.34%(b)	1,852,579	1,852,579

Total Money Market Funds (Cost $1,852,579)		1,852,579
Total Investments — 99.49% (Cost $56,006,144)		50,662,406
Other Assets in Excess of Liabilities — 0.51%		260,790
NET ASSETS — 100.00%		$50,923,196

(a)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2018. The benchmark on which the rate is calculated is shown parenthetically.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2018.

ADR	- American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® ("GICS"). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.
18

CRAWFORD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Crawford Dividend Growth Fund	Crawford Dividend Opportunity Fund	Crawford Multi-Asset Income Fund
Assets
Investments in securities at value (cost $30,294,309, $168,649,268 and $56,006,144)	$41,542,960	$178,823,996	$50,662,406
Receivable for fund shares sold	60,300	233,721	—
Dividends and interest receivable	93,302	222,014	310,403
Prepaid expenses	17,140	23,298	12,196
Total Assets	41,713,702	179,303,029	50,985,005

Liabilities
Payable for fund shares redeemed	—	258	—
Payable for investments purchased	—	425,086	—
Payable to Adviser	15,605	137,038	26,924
12b-1 fees accrued - Class C	11,007	624	—
Payable to Administrator	8,662	19,166	8,003
Payable to trustees	3,000	3,000	3,000
Other accrued expenses	21,907	31,511	23,882
Total Liabilities	60,181	616,683	61,809
Net Assets	$41,653,521	$178,686,346	$50,923,196

Net Assets consist of:
Paid-in capital	30,487,593	167,634,604	55,996,769
Accumulated earnings (deficit)	11,165,928	11,051,742	(5,073,573)
Net Assets	$41,653,521	$178,686,346	$50,923,196

Class I
Net Assets	$37,584,891	$178,415,779
Shares outstanding (unlimited number of shares authorized, no par value)	3,821,787	4,903,235
Net asset value ("NAV") and offering price per share	$9.83	$36.39

Class C	$4,068,630	$270,567
Net Assets	417,079	7,465
Shares outstanding (unlimited number of shares authorized, no par value)	$9.76	$36.24
Net asset value ("NAV") and offering price per share (a)

Net Assets			$50,923,196
Shares outstanding (unlimited number of shares authorized, no par value)			2,258,898
Net asset value ("NAV") and offering price per share			$22.54

(a)    A contingent deferred sales charge (“CDSC”) OF 1.00% may be charged on shares held less than 12 months.

See accompanying notes which are an integral part of these financial statements.
19

CRAWFORD FUNDS
STATEMENTS OF OPERATIONS

For the year ended December 31, 2018

	Crawford Dividend Growth Fund	Crawford Dividend Opportunity Fund	Crawford Multi-Asset Income Fund
Investment Income
Dividend income	$1,152,427	$4,119,417	$1,975,970
Interest income	—	—	477,673
Foreign dividend taxes withheld	(12,606)	(58)	(20,264)
Total investment income	1,139,821	4,119,359	2,433,379

Expenses
Adviser	212,496	1,906,151	442,006
12b-1 fees- Class C	49,407	2,286	—
Administration	42,637	122,167	14,657
Transfer agent	30,882	24,283	15,000
Fund accounting	27,508	67,841	22,724
Registration	26,385	26,813	14,387
Audit and tax preparation	18,000	18,000	19,000
Legal	16,433	16,423	15,720
Trustee	12,287	12,287	12,287
Chief compliance officer	8,500	8,500	8,500
Report printing	7,277	17,916	6,353
Custodian	5,756	26,699	6,159
Insurance	4,423	6,942	4,304
Pricing	743	2,140	3,168
Offering	—	—	11,448
Miscellaneous	25,834	31,721	20,477
Total expenses	488,568	2,290,169	616,190
Fees contractually waived by Adviser	(22,777)	(287,119)	(174,322)
Net operating expenses	465,791	2,003,050	441,868
Net investment income	674,030	2,116,309	1,991,511

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	409,352	10,398,311	399,218
Net change in unrealized appreciation (depreciation) of investment securities and translation of assets and liabilities in foreign currency	(2,947,550)	(27,698,836)	(5,152,451)
Net realized and change in unrealized gain (loss) on investments and foreign currency	(2,538,198)	(17,300,525)	(4,753,233)
Net decrease in net assets resulting from operations	$(1,864,168)	$(15,184,216)	$(2,761,722)

See accompanying notes which are an integral part of these financial statements.
20

CRAWFORD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Crawford Dividend Growth Fund		Crawford Dividend Opportunity Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(a)	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(b)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$674,030	$531,629	$2,116,309	$1,597,084
Net realized gain on investment securities transactions	409,352	1,924,578	10,398,311	8,227,846
Net change in unrealized appreciation (depreciation) of investment securities	(2,947,550)	2,430,300	(27,698,836)	11,744,389
Net increase (decrease) in net assets resulting from operations	(1,864,168)	4,886,507	(15,184,216)	21,569,319

Distributions to Shareholders from Earnings
Class I	(1,405,221)	(2,321,193)	(12,840,926)	(9,809,898)
Class C	(112,618)	(317,031)	(16,703)	(8,659)
Total distributions	(1,517,839)	(2,638,224)	(12,857,629)	(9,818,557)

Capital Transactions - Class I
Proceeds from shares sold	11,782,663	5,298,407	33,662,327	30,507,286
Reinvestment of distributions	1,146,191	1,524,991	11,081,278	8,517,028
Amount paid for shares redeemed	(5,527,496)	(5,295,819)	(20,035,477)	(10,149,349)
Total Class I	7,401,358	1,527,579	24,708,128	28,874,965

Capital Transactions - Class C
Proceeds from shares sold	109,785	11,852	112,600	232,605
Reinvestment of distributions	108,996	307,710	15,599	8,653
Amount paid for shares redeemed	(1,242,323)	(769,242)	(11,889)	(153,158)
Total Class C	(1,023,542)	(449,680)	116,310	88,100
Net increase in net assets resulting from capital transactions	6,377,816	1,077,899	24,824,438	28,963,065

Total Increase (Decrease) in Net Assets	2,995,809	3,326,182	(3,217,407)	40,713,827

Net Assets
Beginning of year	38,657,712	35,331,530	181,903,753	141,189,926
End of year	$41,653,521	$38,657,712	$178,686,346	$181,903,753

See accompanying notes which are an integral part of these financial statements.
21

CRAWFORD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Crawford Dividend Growth Fund		Crawford Dividend Opportunity Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(a)	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(b)
Share Transactions - Class I
Shares sold	1,095,230	509,937	786,611	734,968
Shares issued in reinvestment of distributions	114,775	143,282	303,872	200,552
Shares redeemed	(517,609)	(510,211)	(470,320)	(240,702)
Total Class I	692,396	143,008	620,163	694,818

Share Transactions - Class C
Shares sold	10,506	1,158	2,684	5,699
Shares issued in reinvestment of distributions	11,096	29,098	434	204
Shares redeemed	(115,357)	(74,798)	(266)	(3,633)
Total Class C	(93,755)	(44,542)	2,852	2,270
Net increase in shares outstanding	598,641	98,466	623,015	697,088

(a)

For the year ended December 31, 2017, distributions from earnings consisted of $520,720 from net investment income and $1,800,473 from net realized gains for Class I, and $31,544 from net investment income and $285,487 from net realized gains for Class C. As of December 31, 2017, accumulated net investment income was $4,880.

(b)

For the year ended December 31, 2017, distributions from earnings consisted of $1,706,568 from net investment income and $8,103,330 from net realized gains for Class I, and $136 from net investment income and $8,523 from net realized gains for Class C. As of December 31, 2017, accumulated net investment income was $1,380.

See accompanying notes which are an integral part of these financial statements.
22

CRAWFORD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Crawford Multi-Asset Income Fund
	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017(a)(b)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,991,511	$241,236
Net realized gain (loss) on investment securities transactions	399,218	(42,356)
Net change in unrealized depreciation of investment securities	(5,152,451)	(191,569)
Net increase (decrease) in net assets resulting from operations	(2,761,722)	7,311

Distributions to Shareholders
From earnings	(2,095,215)	(244,000)
From return of capital	—	(5,604)
Total distributions	(2,095,215)	(249,604)

Capital Transactions
Proceeds from shares sold	25,815,377	31,015,856
Reinvestment of distributions	755,758	57,877
Amount paid for shares redeemed	(1,278,748)	(343,694)
Net increase in net assets resulting from capital transactions	25,292,387	30,730,039

Total Increase in Net Assets	20,435,450	30,487,746

Net Assets
Beginning of year	30,487,746	—
End of year	$50,923,196	$30,487,746

Share Transactions
Shares sold	1,050,554	1,241,199
Shares issued in reinvestment of distributions	31,763	2,331
Shares redeemed	(53,232)	(13,717)
Net increase in shares outstanding	1,029,085	1,229,813

(a)	For the period September 12, 2017 (commencement of operations) to December 31, 2017.

(b)	For the period ended December 31, 2017, all distributions from earnings consisted of net investment income. As of December 31, 2017, accumulated net investment income was $2,249.

See accompanying notes which are an integral part of these financial statements.
23

CRAWFORD DIVIDEND GROWTH FUND – CLASS I
FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Selected Per Share Data:
Net asset value, beginning of year	$10.63	$9.99	$9.84	$12.68	$12.29
Investment operations:
Net investment income	0.18	0.16	0.16	0.27	0.23
Net realized and unrealized gain (loss)	(0.59)	1.24	1.39	(1.15)	0.74
Total from investment operations	(0.41)	1.40	1.55	(0.88)	0.97

Less distributions to shareholders from:
Net investment income	(0.18)	(0.17)	(0.16)	(0.26)	(0.22)
Net realized gains	(0.21)	(0.59)	(1.24)	(1.70)	(0.36)
Total distributions	(0.39)	(0.76)	(1.40)	(1.96)	(0.58)
Net asset value, end of year	$9.83	$10.63	$9.99	$9.84	$12.68

Total Return(a)	(3.97)%	14.08%	15.76%	(6.86)%	8.11%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$37,585	$33,272	$29,829	$30,839	$96,860
Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.92%	0.96%
Ratio of expenses to average net assets before waiver or recoupment	1.03%	1.07%	1.19%	0.92%	0.84%
Ratio of net investment income to average net assets	1.70%	1.57%	1.51%	1.97%	1.82%
Portfolio turnover rate	14%	21%	13%	24%	25%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.
24

CRAWFORD DIVIDEND GROWTH FUND – CLASS C
FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each year)

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Selected Per Share Data:
Net asset value, beginning of year	$10.54	$9.91	$9.77	$12.60	$12.23
Investment operations:
Net investment income	0.08	0.06	0.06	0.12	0.10
Net realized and unrealized gain (loss)	(0.59)	1.22	1.37	(1.10)	0.73
Total from investment operations	(0.51)	1.28	1.43	(0.98)	0.83

Less distributions to shareholders from:
Net investment income	(0.06)	(0.06)	(0.05)	(0.15)	(0.10)
Net realized gains	(0.21)	(0.59)	(1.24)	(1.70)	(0.36)
Total distributions	(0.27)	(0.65)	(1.29)	(1.85)	(0.46)
Net asset value, end of year	$9.76	$10.54	$9.91	$9.77	$12.60

Total Return(a)	(4.84)%	12.95%	14.61%	(7.75)%	6.96%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$4,069	$5,385	$5,503	$6,514	$8,578
Ratio of net expenses to average net assets	1.98%	1.98%	1.98%	1.92%	1.96%
Ratio of expenses to average net assets before waiver or recoupment	2.03%	2.07%	2.19%	1.92%	1.84%
Ratio of net investment income to average net assets	0.68%	0.56%	0.51%	0.98%	0.81%
Portfolio turnover rate	14%	21%	13%	24%	25%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.
25

CRAWFORD DIVIDEND OPPORTUNITY FUND – CLASS I
FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each year)

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Selected Per Share Data:
Net asset value, beginning of year	$42.42	$39.32	$31.51	$34.65	$33.70
Investment operations:
Net investment income	0.47	0.40	0.52	0.54	0.40
Net realized and unrealized gain (loss)	(3.70)	5.06	7.90	(1.33)	1.57
Total from investment operations	(3.23)	5.46	8.42	(0.79)	1.97

Less distributions to shareholders from:
Net investment income	(0.45)	(0.43)	(0.51)	(0.45)	(0.33)
Net realized gains	(2.35)	(1.93)	(0.10)	(1.90)	(0.69)
Total distributions	(2.80)	(2.36)	(0.61)	(2.35)	(1.02)
Net asset value, end of year	$36.39	$42.42	$39.32	$31.51	$34.65

Total Return(a)	(7.64)%	13.94%	26.95%	(2.30)%	5.99%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$178,416	$181,709	$141,098	$89,074	$81,487
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.03%	1.00%
Ratio of expenses to average net assets before waiver or recoupment	1.20%	1.23%	1.33%	1.35%	1.36%
Ratio of net investment income to average net assets	1.11%	1.00%	1.61%	1.65%	1.39%
Portfolio turnover rate	33%	36%	31%	37%	24%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.
26

CRAWFORD DIVIDEND OPPORTUNITY FUND – CLASS C
FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each period)

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Period Ended December 31, 2015(a)
Selected Per Share Data:
Net asset value, beginning of period	$42.27	$39.22	$31.48	$36.23
Investment operations:
Net investment income	0.05	— (b)	0.14	0.13
Net realized and unrealized gain (loss)	(3.69)	5.02	7.93	(2.87)
Total from investment operations	(3.64)	5.02	8.07	(2.74)

Less distributions to shareholders from:
Net investment income	(0.04)	(0.04)	(0.23)	(0.11)
Net realized gains	(2.35)	(1.93)	(0.10)	(1.90)
Total distributions	(2.39)	(1.97)	(0.33)	(2.01)
Net asset value, end of period	$36.24	$42.27	$39.22	$31.48

Total Return(c)	(8.58)%	12.79%	25.69%	(7.75	)%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$271	$195	$92	$65
Ratio of net expenses to average net assets	2.05%	2.05%	2.05%	2.05	%(e)
Ratio of expenses to average net assets before waiver or recoupment	2.20%	2.23%	2.33%	2.35	%(e)
Ratio of net investment income (loss) to average net assets	0.12%	(0.02)%	0.61%	0.57	%(e)
Portfolio turnover rate	33%	36%	31%	37	%(d)

(a)	For the period April 29, 2015(commencement of operations) to December 31, 2015.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.
27

CRAWFORD MULTI-ASSET INCOME FUND
FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each period)

	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017(a)
Selected Per Share Data:
Net asset value, beginning of period	$24.79	$25.00
Investment operations:
Net investment income	1.05	0.24
Net realized and unrealized gain (loss)	(2.20)	(0.21)
Total from investment operations	(1.15)	0.03

Less distributions to shareholders from:
Net investment income	(1.04)	(0.23)
Net realized gains	(0.06)	—
Return of capital	—	(0.01)
Total distributions	(1.10)	(0.24)
Net asset value, end of period	$22.54	$24.79

Total Return(b)	(4.86)%	0.14	%(c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$50,923	$30,488
Ratio of net expenses to average net assets	1.00%	1.00	%(d)
Ratio of expenses to average net assets before waiver or recoupment	1.39%	2.46	%(d)
Ratio of net investment income to average net assets	4.51%	4.54	%(d)
Portfolio turnover rate	28%	5	%(c)

(a)	For the period September 12, 2017(commencement of operations) to December 31, 2017.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.
28

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS

December 31, 2018

NOTE 1. ORGANIZATION

Crawford Dividend Growth Fund (“Dividend Growth Fund”), Crawford Dividend Opportunity Fund (“Dividend Opportunity Fund”) and Crawford Multi-Asset Income Fund (the “Multi-Asset Income Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series of Unified Series Trust (the “Trust”). The Dividend Growth Fund was organized on December 7, 2003. The Dividend Opportunity Fund was organized on June 21, 2012. The Multi-Asset Income Fund was organized on August 7, 2017. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Funds is Crawford Investment Counsel, Inc. (the “Adviser”). The investment objective of the Dividend Growth Fund is to provide total return. The investment objective of the Dividend Opportunity Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. The investment objective of the Multi-Asset Income Fund is to provide current income.

The Dividend Growth Fund and Dividend Opportunity Fund each currently offer two classes of shares: Class C and Class I. Dividend Growth Fund Class I shares were first offered to the public on January 5, 2004, and Dividend Growth Fund Class C shares were first offered to the public on January 27, 2004. Dividend Opportunity Fund Class I shares were first offered to the public on September 26, 2012, and Dividend Opportunity Fund Class C shares were first offered to the public on April 29, 2015. Shares of the Multi-Asset Income Fund were first offered to the public on September 12, 2017. On matters that affect the Funds as a whole, each class has the same voting and other rights and preferences as any other class. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Funds and is entitled to such dividends and distributions out of income belonging to the Funds as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the accounting principles generally accepted in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do

29

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds have qualified and intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended December 31, 2018 the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the fiscal year ended December 31, 2018, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Allocations – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable. Expenses attributable to any class are borne by that class. Income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated to each class based on the net assets of that class in relation to the relative net assets of the Funds.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITs are reported to the Funds after the end of the calendar year; accordingly, the Funds’ estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Dividend Growth Fund and Dividend Opportunity Fund each typically distribute substantially all of its net investment income quarterly and net realized capital gains, if any, at least annually. Multi-Asset Income Fund typically distributes net investment income monthly and any realized net capital gains annually.

30

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. For the year ended December 31, 2018, the Funds made the following reclassification to increase/(decrease) the components of net assets:

	Paid in Capital	Accumulated Earnings (Deficit)
Multi-Asset Income Fund	$(14,712)	$14,712

Contingent Deferred Sales Charges – With respect to the Class C Shares of Dividend Growth Fund and Dividend Opportunity Fund, there is no initial sales charge on purchases. However, a contingent deferred sales charge (“CDSC”) of 1.00%, based on the lower of the shares’ cost or current net asset value (“NAV”), will be imposed on such purchases if the shares are redeemed within 12 months of purchase. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the applicable Funds will first redeem shares not subject to any charge.

Offering Costs – The Adviser advanced some of the Multi-Asset Income Fund’s initial offering costs and was subsequently reimbursed by the Multi-Asset Income Fund. Costs of $16,789 incurred in connection with the offering and initial registration of the Multi-Asset Income Fund have been capitalized and expensed over the first twelve months after commencement of operations. There were no unamortized offering costs remaining as of December 31, 2018.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including items such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

31

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Fixed income securities are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which market quotations are not available or the price provided by the service is not reliable, as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Funds might reasonably expect to receive for them upon their current sale. Methods

32

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2018:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Dividend Growth Fund
Common Stocks*	$41,416,540	$—	$—	$41,416,540
Money Market Funds	126,420	—	—	126,420
Total	$41,542,960	$—	$—	$41,542,960

Dividend Opportunity Fund
Common Stocks*	$171,860,468	$—	$—	$171,860,468
Money Market Funds	6,963,528	—	—	6,963,528
Total	$178,823,996	$—	$—	$178,823,996

Multi-Asset Income Fund
Common Stocks*	$23,770,295	$—	$—	$23,770,295
Convertible Preferred Stocks*	2,474,167	—	—	2,474,167
Preferred Stocks*	12,119,996	—	—	12,119,996
Corporate Bonds*	—	10,445,369	—	10,445,369
Money Market Funds	1,852,579	—	—	1,852,579
Total	$40,217,037	$10,445,369	$—	$50,662,406

*	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to each Fund (each an “Agreement”), manages the Funds’ investments. As compensation for its management services, each Fund pays the Adviser a fee based on each Fund’s average daily net assets as follows:

	Dividend Growth Fund	Dividend Opportunity Fund	Multi-Asset Income Fund
Management fee rate	0.50%	1.00%	1.00%
Management fees earned	$212,496	$1,906,151	$442,006
Fees recouped (waived)	$(22,777)	$(287,119)	$(174,322)

33

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2018

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.98% of the Fund’s average daily net assets with respect to the Dividend Growth Fund, 1.05% of the Fund’s average daily net assets with respect to the Dividend Opportunity Fund and 1.00% with respect to the Multi-Asset Income Fund. The contractual arrangement for the Dividend Growth Fund and Dividend Opportunity Fund is in place through April 30, 2019. The contractual arrangement for the Multi-Asset Income Fund is in place through April 30, 2021.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the applicable Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of December 31, 2018, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount of $133,012, $870,401 and $241,857 from the Dividend Growth Fund, Dividend Opportunity Fund and Multi-Asset Income Fund, respectively, no later than December 31, 2021.

Ultimus Asset Services, LLC (“Administrator”), provides the Funds with administration, fund accounting and transfer agent services, including all regulatory reporting. For fiscal year ended December 31, 2018, fees for administration, transfer agent, and fund accounting services, and the amounts due to the Administrator at December 31, 2018 were as follows:

	Dividend Growth Fund	Dividend Opportunity Fund	Multi-Asset Income Fund
Administration	$42,637	$122,167	$14,657
Transfer agent	30,882	24,283	15,000
Fund accounting	27,508	67,841	22,724
Payable to Administrator	8,662	19,166	8,003

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $1,850 per Fund from the Trust, except that the Chairman of the Board and the Chairmen of the Audit & Governance Committee, and the Chairman of the Pricing, Valuation & Liquidity Committee, each receive annual compensation of $2,300 per Fund from the Trust. These fees increased to $2,070 and $2,520 for non-Chairmen and Chairman, respectively, effective January 1, 2019. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

34

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2018

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Certain officers of the Trust are employees of the Administrator or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Funds’ shares. The Distributor operates as a wholly owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an employee of the Administrator or the Distributor, are not paid by the Trust for services to the Funds.

The Trust, with respect to the Dividend Growth Fund and Dividend Opportunity Fund, has adopted a Class C Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, a Fund pays a fee to the Distributor, the Adviser or other financial institutions of 1.00% of the Class C’s average daily net assets (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing the Class C shareholders) attributable to that Fund in connection with the promotion and distribution of the Fund’s Class C shares or the provision of personal services to Class C shareholders. These services include, but are not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. Pursuant to the Plan, the Board reviews, at least quarterly, a written report of the distribution expenses incurred on behalf of the Funds under the Plan. For the fiscal year ended December 31, 2018, the Class C shares incurred 12b-1 Expenses as follows:

	Dividend Growth Fund	Dividend Opportunity Fund
12b-1 Expenses	$49,407	$2,286
Payable to Distributor	11,007	624

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended December 31, 2018, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

	Dividend Growth Fund	Dividend Opportunity Fund	Multi-Asset Income Fund
Purchases	$11,280,269	$69,443,484	$35,921,939
Sales	5,808,356	61,790,504	11,933,833

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended December 31, 2018.

35

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2018

NOTE 6. FEDERAL TAX INFORMATION

At December 31, 2018, the net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Gross Appreciation	Gross (Depreciation)	Net Unrealized Appreciation (Depreciation) on Investments	Tax Cost
Dividend Growth Fund	$12,591,528	$(1,366,601)	$11,224,927	$30,318,033
Dividend Opportunity Fund	22,660,418	(12,800,496)	9,859,922	168,964,074
Multi-Asset Income Fund	416,695	(5,689,231)	(5,272,536)	55,934,942

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

	Distributions Paid From
Fund	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Dividend Growth Fund - Class I	$634,363	$770,857	$—	$1,405,220
Dividend Growth Fund - Class C	28,495	84,123	—	112,618
Dividend Opportunity Fund - Class I	2,608,685	10,232,241	—	12,840,926
Dividend Opportunity Fund - Class C	1,091	15,612	—	16,703
Multi-Asset Income Fund	2,051,829	43,386	—	2,095,215

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

	Distributions Paid From
Fund	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Dividend Growth Fund - Class I	$643,466	$1,677,727	$—	$2,321,193
Dividend Growth Fund - Class C	51,471	265,560	—	317,031
Dividend Opportunity Fund - Class I	4,568,134	5,241,764	—	9,809,898
Dividend Opportunity Fund - Class C	3,146	5,513	—	8,659
Multi-Asset Income Fund	243,896	104	5,604	249,604

At December 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Dividend Growth Fund	$15,628	$—	$(74,627)	$11,224,927	$11,165,928
Dividend Opportunity Fund	75,505	1,116,314	—	9,859,923	11,051,742
Multi-Asset Income Fund	114,737	84,509	—	(5,272,819)	(5,073,573)

36

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2018

NOTE 6. FEDERAL TAX INFORMATION – continued

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, differences related to partnership investments and the return of capital adjustments from underlying investments.

Capital losses and specified gains realized after October 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the tax year ended December 31, 2018, the Dividend Growth Fund deferred post-October capital losses in the amount of $74,627.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds entered into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

NOTE 8. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, ”Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement”, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions from December 31, 2018, through the date these financial statements were issued, that would merit recognition or disclosure in the financial statements. There were no subsequent events to report that would have a material impact in the Funds’ financial statements.

On January 31, 2019, the Multi-Asset Income Fund paid an income distribution of $0.065240 per share to shareholders of record on January 30, 2019. On February 28, 2019, the Multi-Asset Income Fund paid an income distribution of $0.067152 per share to shareholders of record on February 27, 2019.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Crawford Dividend Growth Fund, Crawford Dividend Opportunity Fund and Crawford Multi-Asset Income Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Crawford Dividend Growth Fund, Crawford Dividend Opportunity Fund, and Crawford Multi-Asset Income Fund (the “Funds”), each a series of Unified Series Trust, as of December 31, 2018, and the related statements of operations for the year then ended and the statements of changes in net assets, including the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended December 31, 2016 and prior, were audited by other auditors whose report dated February 27, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 28, 2019

38

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, consisting of management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from July 1, 2018 to December 31, 2018.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

39

SUMMARY OF FUND EXPENSES – (Unaudited) (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period (1)	Annualized Expense Ratio
Crawford Dividend Growth Fund – Class I
Actual	$1,000.00	$ 957.40	$ 4.84	0.98%
Hypothetical (2)	$1,000.00	$ 1,020.27	$ 4.99	0.98%
Crawford Dividend Growth Fund – Class C
Actual	$1,000.00	$ 952.70	$ 9.75	1.98%
Hypothetical (2)	$1,000.00	$ 1,015.22	$ 10.06	1.98%
Crawford Dividend Opportunity Fund – Class I
Actual	$1,000.00	$ 882.20	$ 4.98	1.05%
Hypothetical (2)	$1,000.00	$ 1,019.91	$ 5.35	1.05%
Crawford Dividend Opportunity Fund – Class C
Actual	$1,000.00	$ 877.50	$ 9.70	2.05%
Hypothetical (2)	$1,000.00	$ 1,014.87	$ 10.41	2.05%
Crawford Multi-Asset Income Fund
Actual	$1,000.00	$ 935.90	$ 4.88	1.00%
Hypothetical (2)	$1,000.00	$ 1,020.16	$ 5.09	1.00%

(1)

Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect waiver of expenses by the Adviser for the period beginning July 1, 2018 to December 31, 2018. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such waivers.

(2)	Assumes a 5% annual return before expenses.

40

OTHER FEDERAL TAX INFORMATION – (Unaudited)

The Form 1099-DIV you received in January 2019 shows the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

For the year ended December 31, 2018, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Dividend Growth Fund	100.00%
Dividend Opportunity Fund	89.50%
Multi-Asset Income Fund	63.96%

For the taxable year ended December 31, 2018, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Income
Dividend Growth Fund	100.00%
Dividend Opportunity Fund	89.97%
Multi-Asset Income Fund	67.53%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Fund	Long Term Capital Gains Paid Amount
Dividend Growth Fund	$854,980
Dividend Opportunity Fund	10,247,853
Multi-Asset Income Fund	43,386

41

TRUSTEES AND OFFICERS – (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – present). EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund. Chair, Investment Committees of Massachusetts Council of Churches (2011 – present) and Presbytery of Boston (2015- present). Minister Member, Presbytery of Boston, Presbyterian Church (USA) (1975 – present).

Previous: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019). EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans. Director, Lift Up Africa (2008-2018).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015;Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Gary E. Hippenstiel (1947) Chairman of the Pricing, Valuation & Liquidity Committee; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

42

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (1955) Chairman of the Audit & Governance Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, Inc., a full-service bank, since 1998; Director of Lexington Chamber of Commerce since January 2017.

Previous: Chairman of The Lexington Convention and Visitors’ Bureau 2011 to 2018.

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

43

TRUSTEES AND OFFICERS – (Unaudited)

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013); CCO, FSI LBAR Fund (2013 to 2016).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

44

MANAGEMENT AGREEMENT RENEWAL – (Unaudited)

The Crawford Dividend Growth Fund (“Growth Fund”) and the Crawford Dividend Opportunity Fund (“Opportunity Fund”) (together, the “Funds” and each, a “Fund”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Funds and, as required by law, has considered the approval of continuance of the Funds’ management agreements with their investment adviser, Crawford Investment Counsel, Inc. (“Crawford”).

The Board, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreements.

The Committee convened on August 14, 2018 via teleconference to review and discuss materials compiled by Ultimus Asset Services, LLC, the Trust’s administrator, with regard to the management agreements between the Trust and the Funds. At the Trustees’ quarterly meeting held in August 2018, the Committee and the Board interviewed certain executives of Crawford, including Crawford’s Chief Compliance Officer, and its Managing Director of Sub-Advisory Services, its Chief Financial Officer and one of its Portfolio Managers. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Crawford (the “Independent Trustees”), approved the continuance of the management agreements between the Trust and Crawford for an additional year. The Trustees’ approval of the continuance of the Funds’ management agreements was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)    The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Crawford provides to the Funds, which include, but are not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of Crawford’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at Crawford who provide services to the Funds. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Crawford to the Funds.

(ii)    Fund Performance. The Trustees next reviewed and discussed the Funds’ performance for periods ended June 30, 2018. The Trustees observed that the Growth Fund Institutional Class had underperformed its benchmark, the S&P 500 Index, and the average return of its Morningstar Large Blend Category for the year-to-date and the one-, three-, five-, and ten- year periods. The Trustees considered Crawford’s explanation that the Growth Fund’s strategy of investing in dividend-paying companies will cause it to underperform in a bull market, particularly because its selection process will mean that it is not investing in the large growth stocks that are driving the performance of the markets. The Trustees also considered information about the Growth Fund’s performance against a composite of other accounts managed by Crawford using a substantially similar strategy for the one-, three-, five- and ten-year periods, noting that the Fund had performed closely within the range of the composite. The Trustees noted that the Opportunity Fund had outperformed its benchmark, the Russell 2000 Index, for the three- and five-year periods, but underperformed for the year-to-date and one-year periods. The Trustees noted that the Opportunity Fund had outperformed the average return of its Morningstar Small Blend Category over the one-, three- and five-year periods, but had underperformed year-to-date. The Trustees observed that the Opportunity Fund had performed closely within the range of a composite of other accounts managed by Crawford using a substantially similar strategy for the one-, three- and five-year periods.

45

MANAGEMENT AGREEMENT RENEWAL – (Unaudited) (continued)

(iii)    Fee Rate and Profitability. With respect to each Fund, the Trustees reviewed a fee and expense comparison for similarly-sized funds. The Trustees observed that the gross management fee for the Growth Fund was lower than the average and median of similarly-sized funds in the Morningstar Large Blend Category and that net expenses were higher than the median but lower than the average. The Trustees observed that the gross management fee for the Opportunity Fund exceeded the average and median for similarly-sized funds in the Morningstar Small Blend Category but that net expenses were at the median and lower than the average.

The Trustees also considered a profitability analysis prepared by Crawford for its management of the Funds, which indicated that, before the deduction of marketing expenses, Crawford is not earning a profit as a result of managing either Fund.

The Trustees also recalled their review of the Growth Fund’s and Opportunity Fund’s 12b-1 plans at this meeting and considered other potential benefits that Crawford may receive in connection with its management of the Funds, including third-party research obtained by soft dollars, which may be used to benefit the Funds along with Crawford’s other advisory clients. After considering the above information, the Trustees concluded that the current advisory fee for each Fund represents reasonable compensation in light of the nature and quality of Crawford’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Crawford’s services to the Fund.

(iv)    Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Crawford will realize economies of scale as the Funds grow larger. The Trustees determined that, in light of the size of the Funds and Crawford’s lack of profitability in managing the Funds, it does not appear that Crawford is realizing benefits from economies of scale in managing either Fund to such an extent that the management fee for either Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

46

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 431-1716 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (800) 431-1716 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

47

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PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

●	Information the Funds receive from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Miles Capital Alternatives
Advantage Fund

Annual Report

December 31, 2018

Fund Investment Adviser:

Miles Capital, Inc.

1415 28th Street, Suite 200
West Des Moines, Iowa 50266

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (877) 838-2128 If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Management Discussion of Fund Performance (Unaudited)

The Miles Capital Alternatives Advantage Fund (the “Fund”) Class I Shares returned -6.31% for the year ended December 31, 2018. The Fund’s benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index returned +1.87% over the same period. The Fund’s performance relative to the benchmark was driven by the strong risk-off environment prevalent in Q4, as the markets were concerned with the risk of a Federal Reserve (“Fed”) policy mistake and the ongoing trade war between the U.S. and China. Equities of all geographies and market caps ended the year with negative performance while credit spreads moved materially wider. Commodities were lower on the year, but with many reversals (alternating periods of rising and falling prices), which created a difficult environment for trend following macro strategies.

The promise of tax reform finally became a reality on January 1, 2018, with corporate rates being reduced to 21 percent. The effect was a strong rally in the equity markets, with the S&P 500 Index up nearly 6 percent in January. The euphoria was short lived, however, as trade policy took center stage. While the ongoing renegotiation of NAFTA was moving forward, the Trump administration imposed tariffs on select Chinese goods in February and added additional goods in March. As expected, the Chinese retaliated with tariffs on U.S. goods in April. While few believed the confrontation would evolve into a full-blown trade war, both sides added tariffs on additional goods mid-year. The trade war threatened to impact global economic growth and weighed on the financial markets throughout the year. Monetary policy was another key theme, as the Fed continued to reduce its balance sheet, ending the year at approximately $4.1 trillion, a reduction of roughly $400 billion. The Fed coupled this quantitative tightening with four additional rate hikes, leaving the Fed Funds rate in a range of 2.25% to 2.50%. In October, Fed Chair Powell indicated that the central bank was “a long way” from neutral rates, which increased investor anxiety over the potential for a Fed policy mistake. Along with continuing trade war concerns, this led to a difficult 4th quarter, leading to a loss of -4.38%, with the S&P 500 experiencing the first calendar year loss since 2008. Despite this, corporate profits remained strong, growing more than 20 percent in each of the first three quarters. This helped propel the length of the current bull market to the longest ever.

The top contributing strategy for the Fund was event-driven. The Fund held two investments within this strategy, BlackRock Event Driven Equity Fund and Kellner Merger Fund, which collectively contributed +0.38% to the Fund’s performance. Announced merger and acquisition activity exceeded $4 trillion, the most since 2007, driven by many mega cap transactions. While attractive deal spreads created good profit opportunities, the strategy was not without its challenges. In a surprise move in January, the Department of Justice sued to block a large media transaction. The transaction was a vertical combination, instead of a combination of competitors. Vertical transactions normally aren’t challenged, as it is difficult to prove they are anti-competitive. The last vertical transaction the DOJ tried to block was in 1977. The case was resolved in June, with the court ruling in favor of the merger, lifting a cloud over mergers and acquisitions. Another large deal involving a semi-conductor company was impacted by the trade war. The deal failed to get approval from the China Ministry of Commerce, ultimately ending in the deal being canceled. Despite these challenges, both BlackRock and Kellner were able to effectively navigate the environment, benefitting from the completion of many large deals, which led to a positive return for each.

The Fund’s largest allocation is to long/short equity, which was the top detracting strategy. The Fund held eight long/short equity funds which detracted a total of -3.57% from performance. Within this strategy, net exposure to equity markets was in a range of 45% - 50% throughout the year, which led to losses, given the performance of the equity markets. Positions with exposure to foreign equities

Management Discussion of Fund Performance (Unaudited) (continued)

fared the worst, as both developed and emerging markets saw losses of approximately 16 percent. Three of the Fund’s largest sector exposures – information technology, healthcare, and consumer discretionary – outperformed the broader market, but only healthcare produced a positive return. Macro strategies also detracted from performance. These strategies perform best when trends develop, which was a challenge during the year given the geo-political risk. Rising short-term interest rates was one of the only persistent trends throughout the year. Equities, currencies, and commodities all saw several reversals throughout the year. Within energy, oil was up six months and down six months, and only started to develop a downward trend late in the year. In light of these challenges, we reduced exposure to macro strategies during the year.

We are cautiously optimistic about the outlook for alternative strategies in 2019 and believe that, compared to long only strategies, alternative strategies will do a better job of protecting capital should the markets correct. Corporate earnings remain solid, which provides support for equities, although the trade war and potential for a Fed policy mistake could impact global growth and corporate earnings. We continue to watch for signs of a bigger slowdown in earnings and will adjust the portfolio accordingly. We view merger arbitrage as one of the best strategies, given the large amount of cash at corporations that continues to drive transactions. As earnings slow, acquisitions will be one of the best ways for CEOs to drive growth in their companies. Deal spreads remain attractive and higher short term interest rates also contribute to returns for the strategy. We expect macro strategies, which depend on trends, to continue to be challenged by geo-political risk. This creates the potential for multiple reversals in asset class prices, resulting in an absence of trends. However, these strategies serve an important role in the portfolio, as they generally make money when either positive or negative trends develop. To the extent the markets enter a downward trend, macro strategies can help soften the impact.

Investment Results (Unaudited)

Average Annual Total Returns(a) (for the periods ended December 31, 2018)

	One Year	Since Inception (3/14/16)
Miles Capital Alternatives Advantage Fund - Class I	(6.31)%	(0.63)%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index(b)	1.87%	1.07%

Total annual operating expenses, , which include acquired fund fees and expenses of 1.34%, as disclosed in the Miles Capital Alternatives Advantage Fund (the “Fund”) prospectus dated April 30, 2018, were 3.32% of average daily net assets for Class I shares (3.09% after fee waivers). Miles Capital, Inc. (the “Adviser”) contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.75% of the Fund’s average daily net assets. The contractual agreement is in effect through April 30, 2019. Additional information pertaining to the Fund’s Class I expense ratio as of December 31, 2018 can be found in the financial highlights. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-844-838-2120.

(a)

Average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(b)

The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (“Index”) is an unmanaged market index of U.S. Treasury securities maturing in 90 days. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling 1-844-838-2120. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

The chart above assumes an initial investment of $50,000 made on March 14, 2016 (commencement of operations) for the Fund and held through December 31, 2018. The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-844-838-2120. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

(a)	As a percentage of net assets.

The investment objective of the Fund is to provide long-term total return with less volatility than U.S. equity markets.

Availability of Portfolio Schedule (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.

Miles Capital Alternatives Advantage Fund
Schedule of Investments

December 31, 2018

	Shares	Fair Value
MUTUAL FUNDS — 99.62%
361 Global Long/Short Equity Fund, Class I	79,864	$827,392
Alger Dynamic Opportunities Fund, Class Z	74,920	970,967
ASG Managed Futures Strategy Fund, Class Y	35,853	324,824
Balter L/S Small Cap Equity Fund, Institutional Class	99,098	980,080
BlackRock Event Driven Equity Fund, Class I	99,038	925,014
Boston Partners Emerging Markets Long/Short Fund, Institutional Class	32,167	306,552
Boston Partners Global Long/Short Fund, Institutional Class	81,142	854,424
Calamos Market Neutral Income Fund, Class I	88,227	1,117,830
Cedar Ridge Unconstrained Credit Fund, Institutional Class	71,562	750,684
Credit Suisse Managed Futures Strategy Fund, Class I(a)	34,782	357,903
Equinox Chesapeake Strategy Fund, Class I	29,851	328,957
Glenmede Quantitative U.S. Long/Short Equity Portfolio(a)	81,830	976,234
Goldman Sachs Long Short Credit Strategies Fund, Institutional Class	88,605	746,940
Hancock Horizon Quantitative Long/Short Fund, Institutional Class	57,545	968,489
Kellner Merger Fund, Institutional Class	56,901	613,394
Vanguard Market Neutral Fund, Investor Shares	40,535	471,014
Western Asset Macro Opportunities Fund, Class I	65,663	692,084
William Blair Macro Allocation Fund, Class I	67,282	760,960
Total Mutual Funds (Cost $13,532,570)		12,973,742

MONEY MARKET FUNDS — 0.78%
Federated Government Obligations Fund - Institutional Class, 2.28%(b)	101,560	101,560
Total Money Market Funds (Cost $101,560)		101,560
Total Investments — 100.40% (Cost $13,634,130)		13,075,302
Liabilities in Excess of Other Assets — (0.40)%		(51,562)
NET ASSETS — 100.00%		$13,023,740

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of December 31, 2018.

6	See accompanying notes which are an integral part of these financial statements.

Miles Capital Alternatives Advantage Fund
Statement of Assets and Liabilities

December 31, 2018

Assets
Investments in securities at fair value (cost $13,634,130)	$13,075,302
Receivable for fund shares sold	285,570
Dividends receivable	1,150
Prepaid expenses	6,206
Total Assets	13,368,228
Liabilities
Payable for fund shares redeemed	19,582
Payable for distributions to shareholders	289,965
Payable to Adviser	3,694
Payable to Administrator	6,600
Other accrued expenses	24,647
Total Liabilities	344,488
Net Assets	$13,023,740
Net Assets consist of:
Paid-in capital	13,357,832
Accumulated deficit	(334,092)
Net Assets	$13,023,740
Shares outstanding (unlimited number of shares authorized, no par value)	1,356,317
Net asset value ("NAV") and offering price per share	$9.60

See accompanying notes which are an integral part of these financial statements.	7

Miles Capital Alternatives Advantage Fund
Statement of Operations

For the year ended December 31, 2018

Investment Income
Dividend income	$225,023
Total investment income	225,023
Expenses
Adviser	161,163
Fund accounting	31,262
Administration	30,187
Transfer agent	22,000
Legal	21,318
Audit and tax	18,500
Trustee	12,117
Report printing	10,261
Chief Compliance Officer	9,472
Custodian	4,800
Registration	4,433
Pricing	684
Other	30,040
Total expenses	356,237
Fees contractually waived by Adviser	(74,224)
Net operating expenses	282,013
Net investment loss	(56,990)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Long term capital gain dividends from investment companies	225,611
Net realized gain on investment securities transactions	136,467
Net change in unrealized appreciation/depreciation of investment securities	(1,253,506)
Net realized and change in unrealized loss on investments	(891,428)
Net decrease in net assets resulting from operations	$(948,418)

8	See accompanying notes which are an integral part of these financial statements.

Miles Capital Alternatives Advantage Fund
Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(a)
Increase (Decrease) in Net Assets due to: Operations
Net investment income (loss)	$(56,990)	$14,424
Long-term capital gain dividends from investment companies	225,611	177,539
Net realized gain (loss) on investment securities transactions	136,467	(39,339)
Net change in unrealized appreciation (depreciation) of investment securities	(1,253,506)	761,768
Net increase (decrease) in net assets resulting from operations	(948,418)	914,392
Distributions to Shareholders From Earnings
Class N(b)	—	(8)
Class I	(289,965)	(10,784)
Total distributions	(289,965)	(10,792)
Capital Transactions - Class N(b):
Proceeds from shares sold	2	—
Reinvestment of distributions	—	8
Amount paid for shares redeemed	(12,697)	(15)
Total Class N	(12,695)	(7)
Capital Transactions - Class I:
Proceeds from shares sold	11,123	539,576
Reinvestment of distributions	285,570	7,606
Amount paid for shares redeemed	(4,739,580)	(227)
Total Class I	(4,442,887)	546,955
Net increase (decrease) in net assets resulting from capital transactions	(4,455,582)	546,948
Total Increase (Decrease) in Net Assets	(5,693,965)	1,450,548
Net Assets
Beginning of year	18,717,705	17,267,157
End of year	$13,023,740	$18,717,705
Share Transactions - Class N(b):
Shares issued in reinvestment of distributions	—	1
Shares redeemed	(1,249)	(2)
Total Class N	(1,249)	(1)
Share Transactions - Class I:
Shares sold	1,089	53,156
Shares issued in reinvestment of distributions	29,747	724
Shares redeemed	(458,909)	(21)
Total Class I	(428,073)	53,859
Net increase (decrease) in shares	(429,322)	53,858

(a)	For the year ended December 31, 2017, all distributions from earnings were from net realized gains. As of December 31, 2017, accumulated net investment income was $14,424.
(b)	Class N shares of the Fund ceased operations on November 13, 2018.

See accompanying notes which are an integral part of these financial statements.	9

Miles Capital Alternatives Advantage Fund – Class I
Financial Highlights

(For a share outstanding during each period)

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Period Ended December 31, 2016(a)
Selected Per Share Data:

Net asset value, beginning of period	$10.48	$9.97	$10.00

Investment operations:
Net investment income (loss)	(0.04)	0.01	(0.03)
Net realized and unrealized gain (loss)	(0.62)	0.51	—	(b)(c)
Total from investment operations	(0.66)	0.52	(0.03)

Less distributions to shareholders from:
Net investment income	(0.01)	—	—
Net realized gains	(0.21)	(0.01)	—
Total distributions	(0.22)	(0.01)	—

Net asset value, end of period	$9.60	$10.48	$9.97

Total Return (d)	(6.31)%	5.18%	(0.30	)%(e)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$13,024	$18,705	$17,255
Ratio of net expenses to average net assets(g)	1.75%	1.75%	1.75	%(f)
Ratio of gross expenses to average net assets before waiver and reimbursement(g)	2.21%	1.98%	2.86	%(f)
Ratio of net investment income (loss) to average net assets(h)	(0.35)%	0.08%	(0.60	)%(f)
Portfolio turnover rate	10%	8%	11	%(e)

(a)	For the period March 14, 2016 (commencement of operations) to December 31, 2016.
(b)	Rounds to less than $0.005 per share.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Does not include expenses of the investment companies in which the Fund invests.
(h)	Does not include net investment income of the investment companies in which the Fund invests.

10	See accompanying notes which are an integral part of these financial statements.

Miles Capital Alternatives Advantage Fund
Notes to the Financial Statements

December 31, 2018

NOTE 1. ORGANIZATION

The Miles Capital Alternatives Advantage Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 9, 2015. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on March 14, 2016. The Fund’s investment adviser is Miles Capital, Inc. (the “Adviser”). The Fund seeks to provide long-term total return with less volatility than U.S. equity markets. The Fund currently offers Class I shares. Class N shares of the Fund ceased operations on November 13, 2018. Each share of the Fund has the same voting and other rights and preferences as any other share of the Fund.

The Fund is a “fund of funds” which means that the Fund primarily invests in other mutual funds. The performance and risks of the Fund directly correspond to the performance and risks of the underlying funds in which the Fund invests. Under normal circumstances, the Fund invests primarily in mutual funds and exchange-traded funds (“ETFs”) that use alternative or hedging strategies (referred to as “underlying funds”). The alternative strategies used by the underlying funds may include long/short equity or credit, market neutral and arbitrage, global macro, commodities or commodity-linked instruments, currencies, leverage, and illiquid private placements or distressed assets. The hedging strategies used by underlying funds may include the use of short positions, options, futures, and other derivative and similar instruments.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

Miles Capital Alternatives Advantage Fund
Notes to the Financial Statements (continued)

December 31, 2018

As of and during the fiscal year ended December 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the fiscal year ended December 31, 2018, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable. Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the entire Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

For the fiscal year ended December 31, 2018, the Fund made the following reclassifications to increase/(decrease) the components of net assets, which were primarily due to tax treatment of net operating losses:

Paid-in Capital	Accumulated Deficit
$ (56,990)	$56,990

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market

Miles Capital Alternatives Advantage Fund
Notes to the Financial Statements (continued)

December 31, 2018

data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market funds, are generally priced at the ending net asset value (“NAV”) provided by the pricing agent of the funds as reported by the underlying investment companies. These securities are categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end of day pricing time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases, the security will generally be categorized as a Level 2 security.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable, as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount that the Fund might reasonably expect to receive for them upon their current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market

Miles Capital Alternatives Advantage Fund
Notes to the Financial Statements (continued)

December 31, 2018

prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used in valuing the Fund’s investments as of December 31, 2018:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$12,973,742	$—	$—	$12,973,742
Money Market Funds	$101,560	$—	$—	$101,560
Total	$13,075,302	$—	$—	$13,075,302

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2018, the Adviser earned a fee of $161,163 from the Fund before the waiver and reimbursement described below.

The Adviser has contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that total annual operating expenses (portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.75% of the Fund’s average daily net assets. The contractual agreement is in effect through April 30, 2019. For the fiscal year ended December 31, 2018, the Adviser waived fees in the amount of $74,224 for the Fund. At December 31, 2018, the Adviser was owed $3,694 from the Fund.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of

14

Miles Capital Alternatives Advantage Fund
Notes to the Financial Statements (continued)

December 31, 2018

the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of December 31, 2018, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount of $218,743, pursuant to the aforementioned conditions, from the Fund no later than December 31, 2021.

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended December 31, 2018, the Administrator earned fees of $30,187 for administration services, $22,000 for transfer agent services, and $31,262 for fund accounting services. At December 31, 2018, the Fund owed the Administrator $6,600 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $1,850 per fund from the Trust, except that the Chairman of the Board, the Chairmen of the Audit & Governance Committee, and the Chairman of the Pricing, Valuation & Liquidity Committee each receives annual compensation of $2,300 per fund from the Trust. These fees increased to $2,070 and $2,520 for non-Chairmen and Chairman, respectively, effective January 1, 2019. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Unified Financial Securities, LLC (the “Distributor”). The Distributor, a wholly owned subsidiary of the Administrator, acts as the principal distributor of the Fund’s shares. Both the Administrator and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers are not paid by the Trust for services to the Fund.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended December 31, 2018, purchases and sales of investment securities, other than short-term investments, were $1,649,706 and $6,251,658, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended December 31, 2018.

NOTE 6. FEDERAL TAX INFORMATION

At December 31, 2018, the appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$171,884
Gross unrealized depreciation	(731,362)
Net unrealized depreciation on investments	$(559,478)
Tax Cost	$13,634,780

15

Miles Capital Alternatives Advantage Fund
Notes to the Financial Statements (continued)

December 31, 2018

At December 31, 2018, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of gains on wash sales.

The tax character of distributions paid during the fiscal years ended December 31, 2018 and 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary Income*	$17,586	$—
Long-term Capital Gain	272,379	10,792
	$289,965	$10,792

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At December 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long term-capital gain	$225,386
Unrealized depreciation	(559,478)
Total accumulated losses	$(334,092)

As of December 31, 2018, the Fund did not have any unused capital loss carryforwards available for federal tax purposes.

NOTE 7. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, ”Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement”, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

16

Miles Capital Alternatives Advantage Fund
Notes to the Financial Statements (continued)

December 31, 2018

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since December 31, 2018, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

17

Report of Independent Registered Public Accounting Firm

To the Shareholders of Miles Capital Alternatives Advantage Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Miles Capital Alternatives Advantage Fund (the “Fund”), a series of Unified Series Trust, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 28, 2019

18

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from July 1, 2018 to December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period(1)	Annualized Expense Ratio
Miles Capital Alternatives Advantage Fund – Class I
Actual	$ 1,000.00	$ 951.40	$ 8.61	1.75%
Hypothetical (2)	$ 1,000.00	$ 1,016.38	$ 8.89	1.75%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(2)	Assumes a 5% annual return before expenses.

19

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you received in January 2019 shows the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended December 31 2018, the Fund designates 50.64% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the year ended December 31, 2018, the Fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

For the year ended December 31, 2018, the Fund designated $272,379 as long-term capital gain distributions.

20

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – present). EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund. Chair, Investment Committees of Massachusetts Council of Churches (2011 – present) and Presbytery of Boston (2015- present). Minister Member, Presbytery of Boston, Presbyterian Church (USA) (1975 – present).

Previous: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019). EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans. Director, Lift Up Africa (2008-2018).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Gary E. Hippenstiel (1947) Chairman of the Pricing, Valuation & Liquidity Committee; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Chairman of the Audit & Governance Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

21

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, Inc., a full-service bank, since 1998; Director of Lexington Chamber of Commerce since January 2017.

Previous: Chairman of The Lexington Convention and Visitors’ Bureau 2011 to 2018.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013); CCO, FSI LBAR Fund (2013 to 2016).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

22

Management Agreement Renewal (Unaudited)

The Miles Capital Alternatives Advantage Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, Miles Capital, Inc. (“Miles”).

The Board, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Committee convened on November 6, 2018 via teleconference to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Miles. At the Trustees’ quarterly meeting held in November 2018, a sub-committee of the Board interviewed certain executives of Miles, including Miles’ Chief Compliance and Risk Officer and its Director, Alternative Markets Solutions and Portfolio Manager. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Miles (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Miles for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)    The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Miles provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Miles’ portfolio manager who is responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Miles who provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Miles to the Fund.

(ii)    Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended September 30, 2018. The Trustees observed that the Fund’s Class I had outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Index, for the one-year period, but underperformed for the year-to-date period. The Trustees also observed that the Fund’s Class I had underperformed its Morningstar Multialternative category for the year-to-date and one-year periods. The Trustees noted Miles’ explanation that the Fund’s macro strategy relies on trends in the market and that the market has not had significant trends. The Trustees considered the Fund’s performance to be satisfactory.

(iii)    Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for similarly-sized funds in the Fund’s Morningstar Multialternative category, which indicated that the Fund’s management fee is equal to the median and average for that group of funds and that its net expenses are higher than the median and average for that group of funds. The Trustees also considered a profitability analysis prepared by Miles for its management of the Fund, which indicated that,

23

Management Agreement Renewal (Unaudited) (continued)

both before and after the deduction of marketing expenses, Miles is not earning a profit as a result of managing the Fund. The Trustees also noted that Miles intends to continue its expense limitation agreement for an additional year.

The Trustees also considered other potential benefits that Miles may receive in connection with its management of the Fund and noted Miles’ representation that it does not enter into soft-dollar transactions on behalf of the Fund, but that the Fund benefits from soft-dollars generated by other assets of the Miles firm. After considering the above information, the Trustees concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of Miles’ services to the Fund, the costs incurred by Miles in providing services to the Fund, the fees paid by competitive mutual funds, and the profitability of Miles’ services to the Fund.

(iv)    Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Miles will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Miles lack of profitability in managing the Fund, it does not appear that Miles is realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

24

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (844) 838-2120 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (844) 838-2120 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,
Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Miles Capital, Inc.
1415 28th Street
Suite 200
West Des Moines, IA 50266

DISTRIBUTOR

Unified Financial Securities, LLC
9465 Counselors Row, Suite 200
Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank
41 S. High Street
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

25

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling the Fund’s Adviser at (434) 515-1517. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Selective Wealth Management, Inc.

828 Main Street, Suite 1101
Lynchburg, VA 24504
www.selectivewealthmanagement.com

Letter to Shareholders (Unaudited)

Overall the investment results for 2018 were good. The Selective Opportunity Fund (the “Fund”) Foundation Class (“SLCTX”) gained 8.74% compared to a decline of (4.38)% for the S&P 500® Index (“S&P 500”) with a relative performance of +13.12%. This performance for the one year period ended December 31, 2018 placed SLCTX in the top 1% of the 1,388 funds tracked by Morningstar in the U.S. Equity Large Cap Blend category based on total return. We are particularly pleased with this accomplishment in a year when the market declined.

Year	SLCTX	S&P 500	Difference
2018	+8.74%	(4.38)%	+13.12%

While the overall results for the year were excellent, it was really a tale of two halves. In the first half of the year, two of our Selective Companies1, Syntel and MuleSoft, were acquired at large gains relative to our original purchase price, +138% and +110%, respectively. This led to gains of more than 25% mid-way through the year. The back half of 2018 was volatile, and the overall market declined more than 15%. While in the short-term it can be uncomfortable to watch market values decline, the volatile market environment created multiple buying opportunities. We had held large cash balances for more than a year, and finally, during the months of October and December, we purchased enough Selective Companies to become fully invested for the first time since launching the Fund. The market decline provided multiple opportunities to purchase Selective Companies at we believe were fair prices. In Q4 of 2018 we also added several covered call option positions to the portfolio. These covered call positions helped to mute some of the downward price movement, as the declining value of the stock holdings was partially offset by the appreciation in the sold calls. We believe this disciplined approach to purchasing is critical to creating long-term shareholder value.

[1]

The Adviser uses its “Selective Process” to identify companies that it believes (1) produce products or services for which there are few good substitutes, (2) have a durable competitive advantage, (3) are highly profitable (as measured by return on equity), (4) have prudent debt levels, (5) have management that skillfully reinvests earnings, and (6) are led by outstanding individuals. The Adviser considers companies meeting all six criteria to be “Selective Companies,” and seeks to add the securities of these companies to the Fund's portfolio at attractive valuations.

1

We’ve decided to end our Annual Letter each year with a reminder of the guiding principles that are the foundation of our Selective Process. Our aim is to purchase world class companies - which are those that we believe possess six common characteristics:

●	Enduring Product or Service

Selective Companies provide goods or services that endure the test of time. We attempt to purchase companies that will be operating in substantially the same way in five years, ten years and beyond.

●	Highly Profitable

Selective Companies demonstrate consistent profitability - earning more than 20% on invested capital. We believe that when earnings are retained and reinvested at rates above 20% it produces good long-term results for owners of the business.

●	Competitive Advantage

Selective Companies possess a competitive advantage through an economic moat that we understand. Moats include market dynamics such as high switching costs, network effects, or price leadership, to name a few.

●	Careful Debt Management

Selective Companies typically operate with little or no debt. We prefer companies with strong cash positions that take advantage of market opportunities during economic downturns.

●	Skillful Reinvestment of Earnings

Selective Companies skillfully reinvest profits through thoughtful capital allocation practices – balancing the ROI between dividends, share repurchases, and retained earnings.

●	World Class Leadership

Selective Companies are led by world class leaders and develop cultures that are beneficial for all stakeholders.

We intend to hold our Selective Companies for long periods of time and ignore the short-term fluctuations of the market. We encourage shareholders to focus more on the operating results of the Selective Companies they own, and less on short-term price movements of the Fund shares.

2

Investment Results (Unaudited)

Average Annual Total Returns(a)

(for the periods ended December 31, 2018)

	One Year	Since Inception
Selective Opportunity Fund
Foundation Class	8.74%	12.23%
Service Class	8.78%	12.15%
S&P 500® Index (b)	(4.38)%	7.24%

	Expense Ratios(c)
Foundation Class	1.52%
Service Class	1.72%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Selective Opportunity Fund (“Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (434) 515-1517.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all capital gains and dividend distributions. The Foundation Class commenced operations on January 31, 2017. The Service Class commenced operations on March 16, 2018. Prior to March 16, 2018, performance of the Service Class is based on the performance of the Foundation Class and has been adjusted to reflect differences in expenses between classes.

(b)

The S&P 500® Index (“Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios, which include acquired fund fees and expenses of 0.10% for each class, are from the Fund’s prospectus dated April 30, 2018. The Fund’s expense ratios (which did not include acquired fund fees and expenses) were respectively, 1.25% for the Foundation Class for the fiscal year ended December 31, 2018 and 1.32% for the Service Class for the period from March 16, 2018 through December 31, 2018.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (434) 515-1517.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

Investment Results (Unaudited)(continued)

The chart above assumes an initial investment of $10,000 made on January 31, 2017 (commencement of operations) for the Fund’s Foundation Class and held through December 31, 2018. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (434) 515-1517. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

4

Fund Holdings (Unaudited)

Selective Opportunity Fund Holdings as of December 31, 2018(a)

(a)	As a percentage of net assets.

The investment objective of the Fund is maximizing long-term returns while protecting client principal.

Availability of Portfolio Schedule (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

5

Selective Opportunity Fund
Schedule of Investments

December 31, 2018

	Shares	Fair Value
COMMON STOCKS — 101.96%

Communication Services — 26.08%
Alphabet, Inc., Class C (China)(a) (b)	7,361	$7,623,125
Baidu, Inc. - ADR (China)(a)	21,271	3,373,581
Facebook, Inc., Class A(a) (b)	26,689	3,498,661
Zillow Group, Inc., Class C(a) (b)	127,900	4,039,082
		18,534,449
Consumer Discretionary — 15.75%
Alibaba Group Holding Ltd. - ADR(a)	57,000	7,812,990
Shutterstock, Inc.(b)	93,808	3,378,026
		11,191,016
Financials — 9.35%
Bank of the Ozarks, Inc.(b)	291,130	6,646,498

Industrials — 1.68%
Union Pacific Corporation(b)	8,658	1,196,795

Information Technology — 49.10%
Cognizant Technology Solutions Corporation, Class A(b)	49,833	3,163,399
DocuSign, Inc.(a) (b)	170,400	6,829,632
KLA-Tencor Corporation(b)	38,000	3,400,620
Lam Research Corporation(b)	24,000	3,268,080
Optiva, Inc. (Canada)(a)	102,983	3,540,706
Pivotal Software, Inc., Class A(a) (b)	350,100	5,724,135
Red Hat, Inc.(a) (b)	17,800	3,126,392
Splunk, Inc.(a) (b)	33,700	3,533,445
Ultimate Software Group, Inc. (The)(a) (b)	9,428	2,308,634
		34,895,043
Total Common Stocks (Cost $79,313,196)		72,463,801

MONEY MARKET FUNDS — 1.81%

JPMorgan 100% US Treasury Securities Money Market Fund, Institutional Class, 2.20%(b) (c)	1,285,027	1,285,027
Total Money Market Funds (Cost $1,285,027)		1,285,027

6	See accompanying notes which are an integral part of these financial statements.

Selective Opportunity Fund
Schedule of Investments (continued)

December 31, 2018

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
CALL OPTIONS PURCHASED — 4.93%

Discover Financial Services	1,409	$8,310,282	$35.00	January 2021	$3,501,365
Total Call Options Purchased (Cost $3,764,205)					3,501,365

Total Investments — 108.70% (Cost $84,362,428)					77,250,193
Liabilities in Excess of Other Assets — (8.70)%					(6,184,735)
NET ASSETS — 100.00%					$71,065,458

(a)	Non-income producing security.
(b)	All or a portion of the security is held as collateral for options.
(c)	Rate disclosed is the seven day effective yield as of December 31, 2018.

ADR – American Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

Selective Opportunity Fund
Schedule of Open Written Option Contracts

December 31, 2018

	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
WRITTEN CALL OPTIONS — (8.13)%
Cognizant Technology Solutions Corporation, Class A	(330)	$(2,094,840)	$70.00	January 2020	$(191,400)
DocuSign, Inc.	(1,704)	(6,829,632)	50.00	January 2020	(834,960)
KLA-Tencor Corporation	(380)	(3,400,620)	85.00	January 2020	(532,000)
Lam Research Corporation	(240)	(3,268,080)	140.00	January 2020	(436,800)
Pivotal Software, Inc., Class A	(3,015)	(4,929,525)	20.00	January 2020	(716,063)
Pivotal Software, Inc., Class A	(486)	(794,610)	20.00	January 2021	(182,250)
Redhat, Inc.	(178)	(3,126,392)	115.00	January 2020	(1,147,210)
Splunk, Inc.	(337)	(3,533,445)	100.00	January 2020	(712,418)
Zillow Group, Inc., Class C	(1,279)	(4,039,082)	30.00	January 2020	(1,023,200)
Total Written Call Options (Premiums Received $6,836,200)					$(5,776,301)

See accompanying notes which are an integral part of these financial statements.	7

Selective Opportunity Fund
Statement of Assets and Liabilities

December 31, 2018

Assets
Investments in securities, at fair value (cost $84,362,428)	$77,250,193
Foreign currency (cost $15)	14
Dividends receivable	8,945
Prepaid expenses	17,980
Total Assets	77,277,132
Liabilities
Options written, at fair value (premium received $6,836,200)	5,776,301
Due to custodian	348,405
Payable for fund shares redeemed	750
Payable to Adviser	46,309
Payable to Administrator	13,648
Payable for administrative services plan fees, Service Class	1,808
Other accrued expenses	24,453
Total Liabilities	6,211,674
Net Assets	$71,065,458
Net Assets consist of:
Paid-in capital	$77,034,657
Accumulated deficit	(5,969,199)
Net Assets	$71,065,458
Net Assets: Foundation Class	$50,767,087
Shares outstanding (unlimited number of shares authorized, no par value)	4,903,840
Net asset value ("NAV"), offering and redemption price per share	$10.35
Net Assets: Service Class	$20,298,371
Shares outstanding (unlimited number of shares authorized, no par value)	1,959,105
Net asset value ("NAV"), offering and redemption price per share	$10.36

8	See accompanying notes which are an integral part of these financial statements.

Selective Opportunity Fund
Statement of Operations

For the year ended December 31, 2018

Investment Income
Dividend income	$496,159
Interest income	235,380
Total investment income	731,539
Expenses
Investment Adviser	463,569
Administration	61,503
Fund accounting	44,951
Transfer agent	27,000
Legal	24,858
Registration	19,216
Report printing	18,848
Audit and tax preparation	18,700
Interest expense	15,796
Custodian	13,858
Trustee	12,912
Compliance services	12,051
Administrative services plan fees, Service Class(a)	11,004
Offering	3,322
Miscellaneous	22,552
Total expenses	770,140
Net investment loss	(38,601)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on:
Investment securities	11,832,616
Written options	51,013
Foreign currency translations	1,957
Net change in unrealized appreciation (depreciation) on:
Investment securities	(12,698,686)
Written options	1,059,899
Net realized and change in unrealized gain on investments, written options and foreign currency	246,799
Net increase in net assets resulting from operations	$208,198

(a)	For the period March 16, 2018 (Service Class commencement of operations) to December 31, 2018.

See accompanying notes which are an integral part of these financial statements.	9

Selective Opportunity Fund
Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017(a)(b)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(38,601)	$(434,253)
Net realized gain (loss) on investment securities, written options and foreign currency translations	11,885,586	(238,338)
Net change in unrealized appreciation (depreciation) of investment securities	(11,638,787)	5,586,450
Net increase in net assets resulting from operations	208,198	4,913,859
Distributions to Shareholders from Earnings
Foundation Class	(8,218,619)	—
Service Class(c)	(3,305,647)	—
Total distributions	(11,524,266)	—
Capital Transactions - Foundation Class
Proceeds from shares sold	10,184,516	35,834,615
Reinvestment of distributions	8,218,619	—
Amount paid for shares redeemed	(1,689,558)	(1,015,226)
Total – Foundation Class	16,713,577	34,819,389
Capital Transactions - Service Class(c)
Proceeds from shares sold	23,295,799	—
Reinvestment of distributions	3,305,647	—
Amount paid for shares redeemed	(666,745)	—
Total – Service Class	25,934,701	—
Net increase in net assets resulting from capital transactions	42,648,278	34,819,389
Total Increase in Net Assets	31,332,210	39,733,248
Net Assets
Beginning of period	39,733,248	—
End of period	$71,065,458	$39,733,248

10	See accompanying notes which are an integral part of these financial statements.

Selective Opportunity Fund
Statements of Changes in Net Assets (continued)

	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017(a)(b)
Share Transactions - Foundation Class
Shares sold	734,201	3,562,860
Shares issued in reinvestment of distributions	835,226	—
Shares redeemed	(130,005)	(98,442)
Total – Foundation Class	1,439,422	3,464,418
Share Transactions - Service Class(c)
Shares sold	1,681,766	—
Shares issued in reinvestment of distributions	335,599	—
Shares redeemed	(58,260)	—
Total – Service Class	1,959,105	—
Net increase in shares outstanding	3,398,527	3,464,418

(a)	For the period January 31, 2017 (commencement of operations) to December 31, 2017.
(b)	As of December 31, 2017, accumulated net investment loss was $(9,835).
(c)	For the period March 16, 2018 (Service Class commencement of operations) to December 31, 2018.

See accompanying notes which are an integral part of these financial statements.	11

Selective Opportunity Fund - Foundation Class
Financial Highlights

(For a share outstanding throughout each period)

	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017(a)
Selected Per Share Data
Net asset value, beginning of period	$11.47	$10.00
Investment operations:
Net investment loss	(0.01)	(0.13)
Net realized and unrealized gain	0.91	1.60
Total from investment operations	0.90	1.47

Less distributions to shareholders:
From net realized gains	(2.02)	—
Total distributions	(2.02)	—

Net asset value, end of period	$10.35	$11.47

Total Return(b)	8.74%	14.70	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$50,768	$39,733
Ratio of net expenses to average net assets	1.25%	1.92	%(d)
Ratio of net investment loss to average net assets	(0.09)%	(1.39	)%(d)
Portfolio turnover rate	82%	1	%(c)

(a)	For the period January 31, 2017 (commencement of operations) to December 31, 2017.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

12	See accompanying notes which are an integral part of these financial statements.

Selective Opportunity Fund - Service Class
Financial Highlights

(For a share outstanding throughout the period)

	For the Period Ended December 31, 2018(a)
Selected Per Share Data
Net asset value, beginning of period	$12.92
Investment operations:
Net investment income	—	(b)
Net realized and unrealized loss	(0.54	)(c)
Total from investment operations	(0.54)

Less distributions to shareholders:
From net realized gains	(2.02)
Total distributions	(2.02)

Net asset value, end of period	$10.36

Total Return(d)	(3.39	)%(e)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$20,298
Ratio of net expenses to average net assets	1.32	%(f)
Ratio of net investment income to average net assets	0.05	%(f)
Portfolio turnover rate	82	%(e)

(a)	For the period March 16, 2018 (Service Class commencement of operations) to December 31, 2018.
(b)	Rounds to less than $0.005 per share.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.

See accompanying notes which are an integral part of these financial statements.	13

Selective Opportunity Fund
Notes to the Financial Statements

December 31, 2018

NOTE 1. ORGANIZATION

The Selective Opportunity Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on November 14, 2016. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on January 31, 2017. The investment adviser to the Fund is Selective Wealth Management, Inc. (the “Adviser”). The investment objective of the Fund is maximizing long-term returns while protecting client principal.

The Fund currently offers two classes of shares, Foundation Class and Service Class. The Foundation Class commencement of operations was on January 31, 2017 and the Service Class commencement of operations was on March 16, 2018. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. Expenses attributable to any class are borne by that class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or as expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2018

As of and during the fiscal year ended December 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations, when required. During the fiscal year ended December 31, 2018, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous tax year end and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable. Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, its net realized long term capital gains and its net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2018

year ended December 31, 2018, the Fund made the following reclassifications to increase/(decrease) the components of net assets, which were primarily due to net operating losses and tax treatment of offering costs:

Paid-in Capital	Accumulated Deficit
$ (3,322)	$3,322

Organization and Offering Costs – The Adviser advanced some of the Fund’s organization and initial offering costs and was subsequently reimbursed by the Fund. Costs of $36,190 incurred in connection with the offering and initial registration of the Fund were capitalized and expensed over the first twelve months after commencement of operations. There were no unamortized offering costs remaining as of December 31, 2018.

NOTE 3. NON-DIVERSIFICATION RISK

The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may engage in options transactions, which are sometimes referred to as derivative transactions. The Fund uses derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure or interest rate exposure. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would.

Purchased/Written Option Contracts – The Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Investing in purchased and written options contracts exposes a Fund to equity price risk.

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2018

The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018, and the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018.

As of December 31, 2018:

	Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Equity Price Risk:
Options Purchased	Investments in securities, at fair value		$3,501,365
Options Written		Options written, at fair value	(5,776,301)

For the year ended December 31, 2018:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Price Risk:
Options Purchased	Net realized gain and change in unrealized appreciation (depreciation) on investment securities	$—	$(262,840)
Options Written	Net realized gain and change in unrealized appreciation (depreciation) on written options	51,013	1,059,899

The following summarizes the average ending monthly market value of derivatives outstanding during the fiscal year ended December 31, 2018:

Derivatives	Average Market Value
Options Purchased(a)	$3,501,365
Options Written	(2,371,190)

(a)	Options purchased held as of year end are representative of the volume of derivative activity for the year.

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2018

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018:

				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amount Offset in Statement of Assets and Liabilities	Net Amount of Liablities Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Options Written	$(5,776,301)	$—	$(5,776,301)	$5,776,301	$—	$—

NOTE 5. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2018

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price or at the mean of the last bid and ask prices, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2018

on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$72,463,801	$—	$—	$72,463,801
Money Market Funds	1,285,027	—	—	1,285,027
Call Options Purchased	—	3,501,365	—	3,501,365
Total	$73,748,828	$3,501,365	$—	$77,250,193

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	$(1,984,178)	$(3,792,123)	$—	$(5,776,301)

*	Refer to the Schedule of Investments for sector classifications.

The Fund did not hold any investments during the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 6. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the period January 1, 2018 to February 25, 2018 and for the period prior to January 1, 2018 the annual rates were 0.85% and 1.25%, respectively, of the Fund’s average daily net assets. For the fiscal year ended December 31, 2018, the Adviser earned a fee of $463,569 from the Fund. At December 31, 2018, the Fund owed the Adviser $46,309 for advisory services.

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended December 31, 2018, the Administrator earned fees of $61,503 for administration services, $44,951 for fund accounting services, $27,000 for transfer agent services, and $12,051 for compliance services. At December 31, 2018, the Fund owed the Administrator $13,648 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2018

Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $1,850 per fund from the Trust, except that the Independent Chairman of the Board and the Chairmen of the Audit & Governance and Pricing, Valuation & Liquidity Committees each receives annual compensation of $2,300 per fund from the Trust. These fees increased to $2,070 and $2,520 for non-Chairmen and Chairman, respectively, effective January 1, 2019. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers are not paid by the Trust for services to the Fund.

The Fund has adopted an Administrative Services Plan with respect to Service Class shares, pursuant to which the Fund may pay an annual fee of up to 0.20% of the average daily net assets of the Fund’s Service Class shares to compensate financial intermediaries who provide administrative services to the Service Class shareholders. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that provide administrative and shareholder account services to Service Class shareholders. For the period March 16, 2018 (Service Class commencement of operations) to December 31, 2018, the Service Class incurred fees of $11,004 pursuant to the Administrative Services Plan.

NOTE 7. INVESTMENT TRANSACTIONS

For the fiscal year ended December 31, 2018, purchases and sales of investment securities, other than short-term investments, were $78,754,130 and $37,168,756, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended December 31, 2018.

NOTE 8. FEDERAL TAX INFORMATION

At December 31, 2018, the appreciation (depreciation) of investments and written options contracts for tax purposes was as follows:

Gross unrealized appreciation	$5,447,462
Gross unrealized depreciation	(11,514,338)
Net unrealized depreciation	$(6,066,876)

At December 31, 2018, the aggregate cost of securities, net of premiums received for options written, for federal income tax purposes, was $77,540,768. At December 31, 2018, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2018

The tax characterization of distributions paid for the fiscal year ended December 31, 2018, was as follows:

Distributions paid from:
Ordinary income	$6,069,420
Long-term capital gain	5,454,846
$11,524,266

At December 31, 2018, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated undistributed ordinary income	$683,682
Accumulated capital and other losses	(586,005)
Unrealized depreciation	(6,066,876)
Total Accumulated Losses	$(5,969,199)

During the fiscal year ended December 31, 2018, the Fund utilized capital loss carry forwards of $233,068.

NOTE 9. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement”, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

NOTE 10. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since December 31, 2018, that would merit recognition or disclosure in the financial statements. There were no other items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Selective Opportunity Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments and schedule of open written option contracts, of Selective Opportunity Fund (the “Fund”), a series of Unified Series Trust, as of December 31, 2018, and the related statement of operations for the year then ended, and the statements of changes in net assets, including the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 28, 2019

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from July 1, 2018 to December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period(a)	Annualized Expense Ratio
Foundation Class	Actual	$ 1,000.00	$ 903.80	$ 5.85	1.22%
	Hypothetical(b)	$ 1,000.00	$ 1,019.06	$ 6.21	1.22%
Service Class	Actual	$ 1,000.00	$ 903.20	$ 6.33	1.32%
	Hypothetical(b)	$ 1,000.00	$ 1,018.55	$ 6.72	1.32%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Assumes a 5% return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you received in January 2019 shows the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended December 31, 2018, the Fund designates 5.32% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the year ended December 31, 2018, the Fund designates 5.32% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

For the year ended December 31, 2018, the Fund designated $5,454,846 as long-term capital gain distributions.

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – present). EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund. Chair, Investment Committees of Massachusetts Council of Churches (2011 – present) and Presbytery of Boston (2015- present). Minister Member, Presbytery of Boston, Presbyterian Church (USA) (1975 – present).

Previous: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019). EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans. Director, Lift Up Africa (2008-2018).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015;Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Gary E. Hippenstiel (1947) Chairman of the Pricing, Valuation & Liquidity Committee; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Chairman of the Audit & Governance Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, Inc., a full-service bank, since 1998; Director of Lexington Chamber of Commerce since January 2017.

Previous: Chairman of The Lexington Convention and Visitors’ Bureau 2011 to 2018.

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013); CCO, FSI LBAR Fund (2013 to 2016).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Management Agreement Renewal (Unaudited)

The Selective Opportunity Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, Selective Wealth Management, Inc., formerly Selective Wealth Management, LLC (“Selective Wealth”).

The Board, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Committee convened on November 6, 2018 via teleconference to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Selective Wealth. At the Trustees’ quarterly meeting held in November 2018, a sub-committee of the Board interviewed certain executives of Selective Wealth, including Selective Wealth’s Founder and Chief Investment Officer and its Chief Compliance Officer and Chief Operating Officer. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Selective Wealth (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Selective Wealth for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)    The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Selective Wealth provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Selective Wealth’s portfolio manager who is responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Selective Wealth who provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Selective Wealth to the Fund.

(ii)    Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended September 30, 2018. The Trustees observed that the Fund’s Foundation Class had significantly outperformed its benchmark, the S&P 500 Index, for the year-to-date and one-year periods, and had significantly outperformed its Morningstar Large Blend category for the year-to-date and one-year periods. Because the Fund’s portfolio has an average market cap that is lower than the Large Blend category, the Trustees also observed that the Fund’s Foundation Class had significantly outperformed the Morningstar Mid Value category for the year-to-date and one-year periods. The Trustees considered the Fund’s performance to be satisfactory.

Management Agreement Renewal (Unaudited) (continued)

(iii)    Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for similarly-sized funds in the Morningstar Mid Value category, which indicated that the Fund’s management fee and net expenses are higher than the median and average for that group of funds. The Trustees also considered a profitability analysis prepared by Selective Wealth for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Selective Wealth is earning a profit as a result of managing the Fund. The Trustees determined that this profit was not excessive, based in part on their review of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly-held investment advisers to mutual funds.

The Trustees also considered other potential benefits that Selective Wealth may receive in connection with its management of the Fund and noted Selective Wealth’s representation that it does not enter into soft-dollar transactions on behalf of the Fund. After considering the above information, the Trustees concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of Selective Wealth’s services to the Fund, the costs incurred by Selective Wealth in providing services to the Fund, the fees paid by competitive mutual funds, and the profitability of Selective Wealth’s services to the Fund.

(iv)    Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Selective Wealth will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Selective Wealth’s level of profitability in managing the Fund, it does not appear that Selective Wealth is realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (434) 515-1517 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent year ended June 30 is available without charge upon request by (1) calling the Fund at (434) 515-1517 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,
Treasurer and Chief Financial Officer

Lynn E. Wood,
Chief Compliance Officer

INVESTMENT ADVISER

Selective Wealth Management, Inc.

828 Main Street, Suite 1101

Lynchburg, VA 24504

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

MUFG Union Bank, N.A.

350 California Street, Suite 2018

San Francisco, CA 94104

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

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Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Crawford Funds:	FY 2018	$57,000
	FY 2017	$55,000

Miles Capital:	FY 2018	$14,500
	FY 2017	$14,000

Selective:	FY 2018	$14,000
	FY 2017	$13,500

(b)	Audit-Related Fees
	Registrant

Crawford Funds:		FY 2018	$0
		FY 2017	$0

Miles Capital:		FY 2018	$0
		FY 2017	$0

Selective:		FY 2018	$0
		FY 2017	$0

(c)	Tax Fees
	Registrant

Crawford Funds:		FY 2018	$12,000
		FY 2017	$12,000

Miles Capital:		FY 2018	$3,000
		FY 2017	$3,000

Selective:		FY 2018	$3,000
		FY 2017	$3,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
	Registrant

Crawford Funds:		FY 2018	$0
		FY 2017	$0

Miles Capital:		FY 2018	$0
		FY 2017	$0

Selective:		FY 2018	$0
		FY 2017	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2018	$0	$0
FY 2017	$0	$0

(h)        The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)	(1)	Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s /David R. Carson
David R. Carson, President

Date	2/27/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	2/27/2019

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	2/27/2019